EXHIBIT 10

                      SECURITY DEVICES INTERNATIONAL, INC.

                 Schedule Required by Instruction 2 to Item 601
                                of Regulation S-K


Name and Address                                          Number of
 of Purchaser                                          Shares Purchased
----------------                                       ----------------

554485 Alberta, Inc.                                      10,000
318  26 Ave., S.W.
Suite 208
Calgary, Alberta
Canada  T2S 2T9

A.J. Voth Professional Corporation 5,000 11010-101 Street
Hys Centre, Apt. 708
Edmonton, Alberta
Canada  T5H 4B9

Ascent Relative Value Fund Ltd.                            3,500
144 Front St., West
Suite 340
Toronto, Ontario
Canada  M5J 2L7

ATC Trustees (Cayman) Ltd.                                 5,000
 (Ref: 1403)
P.O. Box 30592 SMB
Georgetown, Grand Cayman
Cayman Islands

ATC Trustees (Cayman) Ltd.                                 5,000
(Ref: Helvelia)
P.O. Box 30592 SMB
Georgetown, Grand Cayman
Cayman Islands

Garry Bond                                                20,000
7926 Rogeview Rd.
Campbellcroft, Ontario
Canada  L0A 1B0

Bribak Holdings, Inc.                                     30,000
65 The East Mall
Etobicoke, Ontario
Canada  M8Z  5W3

Name and Address                                          Number of
 of Purchaser                                          Shares Purchased
----------------                                       ----------------

Carmeo International Ltd.                                  5,000
P.O. Box 10324 APO
Grand Cayman
Cayman Islands

Brenda Chisholm                                          150,000
94 Bel Air Drive
Oakville, Ontario
Canada  L6J 7N1

Christopher Clark                                         20,000
J.M. Ferraari 1374
Montevideo 11500
Uruguay

EAM, Inc.                                                100,000
90 Adelaide St., West
Suite 800
Toronto, Ontario
Canada  M5H 3R9

Tom English                                               25,000
21 Niagara St.
Toronto, Ontario
Canada  M5C 1C2

Epic Capital Offshore Inc.                                37,300
144 Front St., West
Suite 340
Toronto, Ontario
Canada  M5J 2L7

Epic Limited Partnership                                 259,200
144 Front St., West
Suite 340
Toronto, Ontario
Canada  M5J 2L7

Louis Goluboff                                            25,000
77 Kenwood Ave.
Toronto, Ontario
Canada  M6C 2S1

Name and Address                                          Number of
 of Purchaser                                          Shares Purchased
----------------                                       ----------------

Raymond Jankelow                                           2,000
12 Fallingbrooke Court
Thornhill, Ontario
Canada  L3T 7A2

JMM Trading                                               50,000
548 King St. West
Suite 303
Toronto, Ontario
Canada  M5V 1M3

Kodiak Metals                                            600,000
159 Lost District Dr.
New Canaan, CT  06840

Glenna Loggie                                             10,000
1660 Angela Crescent
Mississauga, Ontarion
Canada  L5J 1B9

Brenda Lewis                                              13,000
10 Lindemann St.
Thornhill, Ontario
Canada  L3T 5M8

Lindsay Sports Therapy, Inc.                              25,000
63 Valecrest Dr.
Toronto, Ontario
Canada  M9A 4P5

Jennifer MacKenzie                                       100,000
89 Donwoods Dr.
Toronto, Ontario
Canada  M4N 2G7

Howard Malach                                             44,500
201 Snidercroft Road
Concord, Ontario
Canada  L4K 2J9

Master Plan Investments                                   45,000
4100 Yonge St., Suite 414
Toronto, Ontario
Canada  M2P 2B5

Name and Address                                          Number of
 of Purchaser                                          Shares Purchased
----------------                                       ----------------

MTC Growth Fund I - Inc.                                 100,000
282 Maple Leaf Dr.
Toronto, Ontario
Canada  M5L 1P3

Vincent Mulhall                                            2,000
75 Golfdown Rd.
Etobicoke, Ontario
Canada  M9W 2H8

Frank & Royanne Naccarato                                  1,800
9 Tower Court
Bradford, Ontario
Canada  L3Z 2M2

Northern Rivers Capital Mgnt, Inc.                        16,100
  On behalf of Horizons Northern
   Rivers Fund L.P.
26 Wellington St. East, Suite 900
Toronto, Ontario
Canada  M5E 1S2

Northern Rivers Capital Mgnt, Inc.                       187,300
  On behalf of Northern Rivers
   Innovation Fund L.P.
Royal Bank Plaza, North Tower
200 Bay St., Suite 2000
Toronto, Ontario
Canada  M5J 2J2

Northern Rivers Capital Mgnt, Inc.                        19,600
  On behalf of Northern Rivers
   Innovation RSP
Royal Bank Plaza, North Tower
200 Bay St., Suite 2000
Toronto, Ontario
Canada  M5J 2J2

Duane Parnham                                             50,000
1550 Bayview Rd.
Oakville, Ontario
Canada  L8L 1A1

Name and Address                                          Number of
 of Purchaser                                          Shares Purchased
----------------                                       ----------------

Alan Peters                                                5,000
18 Old Forest Hill Rd.
Toronto, Ontario
Canada  M5P 2P7

Rolesco Limited                                           11,500
401 Banbury Rd.
Toronto, Ontario
Canada  M2L 2C1

Robert Waxman                                             11,500
35 Menin Rd.
Toronto, Ontario
Canada  M6C 3J1

Dennis Zuliani                                             4,200
22 Woodmans Chart
Unionville, Ontario
Canada  L3R 6K4

                                AGENCY AGREEMENT

                                                                  April 24, 2007

Security Devices International Inc.
120 Adelaide Street, Suite 2500
Toronto, Ontario  M5H 1T1

Dear Sirs:

     Salman Partners Inc. ("Salman" or the "Agent") hereby agrees to act as agent, on a reasonable best efforts basis, for Security Devices International Inc. (the "Company") in connection with the offering (the "Offering") for sale, on a private placement basis, by the Company of up to an aggregate of 2,222,222 shares of Common Stock at a purchase price (the "Purchase Price") of U.S.$2.25 per Common Stock. The Company also grants to the Agent an option (the "Over-Allotment Option") to sell, at the Agent's election, up to 1,111,111 additional Common Stock at the Purchase Price, exercisable, in whole or in part, at the Agent's discretion and with notice by Salman to the Company at least two days prior to the Closing Date, for the purpose of covering over-subscriptions, if any.

     Based on the foregoing and subject to the terms and conditions set out below, the Agent agrees to act as the Company's exclusive agent to offer the Common Stock for sale on the Company's behalf, all as contemplated in this Agreement.

                              TERMS AND CONDITIONS

     1. Definitions. As used in this Agreement, unless the context otherwise requires:

     (a) "affiliate", "distribution" and "insider" have the respective meanings ascribed to them in the Securities Act (British Columbia);

     (b) "Agent's Warrant Certificates" means the certificates to be dated the date of their issue, which will represent the Agent's Warrants, the form of which is attached hereto as Schedule "C";

     (c)  "Agent's Warrants" has the meaning ascribed thereto in Section 4;

     (d)  "Agent Warrant Shares" has the meaning ascribed thereto in Section 4;

     (e) "Business Day(s)" means any day except Saturday or Sunday or any statutory holiday in the Province of British Columbia;

     (f) "Closing" means the completion of the issue and sale by the Company and the purchase by the Purchasers of the Common Stock pursuant to this Agreement and the Subscription Agreements;

     (g) "Closing Date" means April 25, 2007 or such other date as the Company and Agent may agree pursuant to this Agreement;

     (h) "Closing Time" means 9:00 a.m. (Vancouver time) on the Closing Date or such other time as the Company and the Agent may agree pursuant to this Agreement;

     (i) "Common Stock" means the Shares being offered pursuant to this Agreement;

     (j)  "Company" means Security Devices International Inc.;

     (k) "Environmental Authorities" means Governmental Authorities having jurisdiction under any Environmental Laws, including any department, commission, bureau, board, administrative agency or body of any applicable international, federal, provincial, state, municipal or local body;

     (l) "Environmental Laws" means all applicable international, federal, provincial, state, municipal and local treaties, conventions, laws, statutes, ordinances, by-laws, codes, regulations, and all policies, guidelines, standards, orders, directives and decisions rendered or promulgated by Governmental Authority;

     (m) "Environmental Permits" means all permits, licenses and authorization required under Environmental Laws required in connection with the conduct and operation of the Company's business;

     (n) "Financial Statements" means the audited annual financial statements of the Company as at and for the year ended November 30, 2006 and any subsequently filed audited or unaudited financial statements;

     (o) "Governmental Authority" means any federal, provincial, state, municipal, county or regional governmental or quasi-governmental authority, domestic or foreign, and includes any ministry, department, commission, bureau, board, administrative or other agency or regulatory body or instrumentality thereof;

     (p) "Governmental Authorization" means all authorizations, approvals, licenses, permits or quotas issued to the Company in connection with its business by any Governmental Authority;

     (q) "Hazardous Substances" means any contaminant, pollutant, dangerous substance, liquid waste, industrial waste, hauled liquid waste, toxic substance, special waste, hazardous waste, hazardous material or hazardous substance as defined in or pursuant to any Environmental Laws, law, judgment, decree, order, injunction, rule, statute or regulation of any court, arbitrator or governmental authority by which the Company is bound or to which the Company is subject;

     (r) "material" means material in relation to the Company and its subsidiaries considered on a consolidated basis;

     (s) "material change" means any change in the business, operations, assets, liabilities, ownership or capital of the Company (except the transactions contemplated herein) that would reasonably be expected to have a significant effect on the market price or value of the Common Stock and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of the decision by the board of directors is probable;

     (t) "material fact" means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Securities;

     (u) "misrepresentation" means, with respect to circumstances in which the Securities Laws are applicable, a misrepresentation as defined under the Securities Act (British Columbia);

     (v) "Offering" means the offering for sale, on a private placement basis, by the Company of up to an aggregate of 3,333,333 Common Stock at the Purchase Price;

     (w) "Offering Jurisdictions" means the Provinces of British Columbia, Alberta and Ontario, the United States and such other jurisdictions as the Company and the Agent may agree;

     (x)  "OTCBB" means the OTC Bulletin Board;

     (y) "Public Record" means the annual reports, quarterly reports, current reports on Form 8-K, proxy statements, registration statements, press releases, management's discussion and analysis and Financial Statements filed with the SEC on or during the 12 months preceding the date hereof;

     (z) "Purchaser" means a purchaser of Common Stock pursuant to the Offering and "Purchasers" mean all of the purchasers of such Common Stock;

     (aa) "Regulatory Authorities" means the Securities Commissions and the
          OTCBB;

     (bb) "SEC" means the United States Securities and Exchange Commission;

     (cc) "Securities" means the Common Stock, the Agent's Warrants and the Agent Warrant Shares, or any of them together;

     (dd) "Securities Commissions" means, collectively, the SEC and the other Securities Commissions of the Offering Jurisdictions;

     (ee) "Securities Laws" means, collectively, the applicable United States federal and state securities laws and the securities laws of the Offering Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Securities Commissions;

     (ff) "Shares" means shares of common stock of the Company;

     (gg) "Subscription Agreements" means the agreements to be entered into between the Company and each Purchaser of Common Stock and subject to such adjustments as may reasonably be required to ensure compliance with the securities laws of an applicable Offering Jurisdiction, in the forms attached as Schedule "B" hereto;

     (hh) "United States" or "U.S." means the United States of America, its territories and possessions, any state of the United States, and the district of Columbia;

     (ii) "U.S. Person" means a "U.S. person" as that term is defined in Regulation S under the U.S. Securities Act;

     (jj) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended; and

     (kk) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

2. Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a)  "this Agreement" means this Agency Agreement;

     (b) any reference in this Agreement to a designated "Section", "Subsection", "Paragraph" or other subdivision refers to the designated section, subsection, paragraph or other subdivision of this Agreement;

     (c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement;

     (d) the word "including", when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

     (e) any reference to a statute includes and, unless otherwise specified herein, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or such regulation;

     (f) any reference to "party" or "parties" means the Company, the Agent, or both, as the context requires;

     (g) the headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement; and

     (h) words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.

 3. Appointment of Agent. Subject to the terms and conditions of this Agreement (including the appendices attached hereto), the Company appoints the Agent, and the Agent agrees to act as the exclusive agent of the Company, to offer the Common Stock for sale in the Offering Jurisdictions and to use its reasonable best efforts to solicit and procure Purchasers of the Common Stock on behalf of the Company. The Company shall issue and sell the Common Stock at the Closing Time, in accordance with and subject to the provisions of this Agreement and the Subscription Agreements. It is understood and agreed by the parties that the Agent shall act as agent only and at no time shall the Agent have any obligation whatsoever to purchase the Common Stock.

         The Agent shall have the right to form a selling group (the "Selling Group") consisting of other registered securities dealers upon the terms and conditions set out in a selling group agreement to be entered into between the Agent and the members of the Selling Group, such agreement to contain an acknowledgement by each selling group member similar in form to the covenants of the Agent set out in Section 9 of this Agreement.

4. Agent's Commission. In consideration of the Agent's agreement to act as financial advisor to the Company, find and introduce potential Purchasers of the Common Stock and otherwise assist in the distribution of the Common Stock in accordance with this Agreement (including the remainder of this Section 4), the Company agrees to pay to the Agent the following at Closing:

     (a) a cash commission (the "Agent's Commission") of 5% of the gross proceeds of the Common Stock sold pursuant to the Offering (which amount shall be paid out of the proceeds of sales of the Common Stock); and

     (b) transferable Agent's warrants (the "Agent's Warrants") equal in number to 5% of the aggregate number of Common Stock sold in the Offering, with each Agent's Warrant entitling the holder thereof to acquire, at no additional cost, subject to adjustment, one share (an "Agent Warrant Share") at the price of U.S.$2.81 per Agent Warrant Share at any time within 24 months from the Closing Date;

in each case, whether the Common Stock are purchased by the Agent for its own account or for its clients or by other dealers or brokers for their own accounts or their clients. In addition, the Company agrees to pay the Agent's expenses in accordance with Section 13.

     The Agent's Warrants will be governed by the Agent's Warrant Certificates. The Agent acknowledges that the Agent's Warrants and the Agent Warrant Shares have not been registered under the U.S. Securities Act or the securities laws of any state and that the Agent's Warrants may not be exercised in the United States or by or on behalf of a U.S. Person nor may the Agent's Warrants or the Agent Warrant Shares be offered or sold in the United States unless registered under the U.S. Securities Act, or unless an exemption from registration under the U.S. Securities Act and any applicable state securities laws is available.

5. Offering Procedures.

    5.1 Each Purchaser of Common Stock will purchase Common Stock under exemptions from applicable prospectus and registration exemptions under the laws of the jurisdiction of residence of the Purchaser. Each Purchaser will enter into a Subscription Agreement with the Company. The Agent will notify the Company with respect to the identities of Purchasers in sufficient time to allow the Company to comply with all applicable regulatory requirements and all requirements under the Securities Laws to be complied with by the Company as a result of the offering and sale of the Common Stock to such Purchasers on a private placement basis in such Offering Jurisdictions.

   5.2 The Company and the Agent will each use their best efforts to file or cause to be filed all documents required to be filed by the Company and the Purchasers, respectively, in connection with the purchase and sale of the Common Stock so that the distribution of the Common Stock may lawfully occur without the necessity of filing a prospectus or offering memorandum.

   5.3 All offers and sales shall be made in accordance with U.S. federal and state securities laws and in accordance with Schedule "A" attached hereto.

6. Representations and Warranties of the Company.

   6.1 Each certificate required to be provided in accordance with the terms of this Agreement, signed by any officer of the Company and delivered to the Agent or its counsel, will constitute a representation and warranty by the Company to the Agent or its counsel, as the case may be, as to the matters covered by the certificate.

   6.2   The Company represents and warrants to the Agent as follows:

     (a) the authorized share capital of the Company consists of 50,000,000 Shares of common stock and 5,000,000 shares of preferred stock, of which 12,141,050 Shares were issued and outstanding as fully paid and non-assessable (and 850,000 were reserved for issuance pursuant to conversion of outstanding convertible securities) as at April 24, 2007. Upon their issue, the Securities will not be subject to any pre-emptive right or other similar contractual right to acquire such Securities granted by the Company or to which the Company is subject;

     (b) the Company and its subsidiaries have been duly incorporated and are validly subsisting under the laws of their jurisdiction of organization;

     (c)  the outstanding Shares are currently quoted for trading on the OTCBB;

     (d) no order ceasing or suspending trading in the securities of the Company nor prohibiting the sale of such securities has been issued to the Company or its directors, officers or promoters and, to the best of the knowledge of the Company, no investigations or proceedings for such purposes are pending or threatened;

     (e) the Company has complied with all other requirements of the OTCBB and requirements of the Securities Laws applicable to the offer and sale of the Common Stock as contemplated herein required to be taken or complied with by it prior to the Closing Date;

     (f) the Company has full corporate power and authority to undertake the offering of and to issue the Common Stock, the Agent's Warrants and the Agent Warrant Shares underlying the Agent's Warrants, and at the Closing Time, the Common Stock will be duly and validly created, authorized and issued as fully-paid and non-assessable Shares, the Agent's Warrants will be duly and validly created, authorized and issued, and all Agent Warrant Shares issuable upon the exercise of the Agent's Warrants will be duly and validly authorized, allotted and reserved for issuance upon exercise of the Agent's Warrants and will, upon due exercise of the Agent's Warrants, be issued as fully paid and non-assessable Shares;

     (g) the Company and its subsidiaries are the beneficial owners of or have the right to acquire the interests in, or have a valid leasehold interest in the properties, business and assets referred to in the Public Record and any and all agreements pursuant to which the Company or its subsidiaries holds or will hold any such interest in property, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statutes and regulations of the jurisdictions in which they are situated;

     (h) the Public Record is in all material respects accurate and omits no material facts, the omission of which makes the Public Record or any particulars therein, misleading or incorrect at the time such statements were made;

     (i) to the best of the Company's knowledge, the Company has been and is, and the business has been and is operated, in material compliance with all applicable Environmental Laws and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a material violation of or give rise to liability under any applicable Environmental Laws;

     (j) the Company has obtained all material Environmental Permits required for the operation of its business, or any part thereof, as currently carried on. Each Environmental Permit is valid, subsisting and in good standing and the Company is not in default or breach of any Environmental Permit and no proceeding is pending or to the knowledge of the Company, threatened to revoke, amend or limit any Environmental Permit;

     (k) to the best of the Company's knowledge, the Company has not used or permitted to be used any of its assets or facilities, whether owned, leased, occupied, controlled or licensed or which it owned, leased, occupied, controlled or licensed at any prior time, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance except in compliance with the Environmental Permits and all applicable Environmental Laws;

     (l) to the best of the Company's knowledge, the Company has not received any notice of or been prosecuted for an offence alleging violation of or non-compliance with any Environmental Law, and has not settled any allegation of violation or non-compliance short of prosecution. The Company is not aware of any orders of Environmental Authorities relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made with respect to the business or any property, facilities or assets (whether currently owned, leased, occupied, controlled or licensed or owned, leased, occupied, controlled or licensed at any time prior to the date hereof) of the Company;

     (m) except in compliance with the Environmental Permits and all Environmental Laws, to the best of the Company's knowledge, the Company has not caused, allowed or permitted, or has any knowledge of, the release of any Hazardous Substance into the environment, in any manner whatsoever, or the presence of any Hazardous Substance on, under, around or from any of its properties, facilities or other assets (whether owned, leased, occupied, controlled or licensed), or any property, facility or other asset which it owned, controlled, occupied, licensed or leased at any time prior to the date hereof, or any such release or presence on or from a property, facility or other asset owned, leased, occupied, managed, controlled or licensed by third parties but with respect to which the Company is or may reasonably be alleged to have liability. All Hazardous Substances used in whole or in part by the Company or resulting from the Company's business have, to the best of the Company's knowledge, been disposed of, treated or stored in compliance with all Environmental Permits and all Environmental Laws;

     (n) to the best of the Company's knowledge, the Company has not received any notice from any Environmental Authority that the Company's business or the operation of any of the Company's property, facilities or other assets is in violation of any Environmental Law or any Environmental Permit or that it is responsible (or potentially responsible) for the clean-up of any Hazardous Substances at, on or beneath any of its property, facilities or other assets (whether currently owned, leased, occupied, managed, controlled or licensed, or owned, leased, occupied, managed, controlled or licensed at any time prior to the date hereof), or at, on or beneath any other land or in connection with any waste or contamination migration to or from any of the Company's property, facilities or other assets;

     (o) the Company is not the subject of any international, foreign, federal, provincial, municipal or private action, suit, litigation, arbitration proceeding, governmental proceeding, investigation or claim involving a demand for damages or other potential liability with respect to violations of Environmental Laws or Environmental Permits;

     (p) no actions, suits, inquiries or proceedings are pending or, to the knowledge of the Company, are contemplated or threatened to which the Company or its subsidiaries is a party or to which the property of the Company or its subsidiaries is subject that would result individually or in the aggregate in any material adverse change in the operations, business or condition (financial or otherwise) of the Company or its subsidiaries;

     (q) there are no judgments against the Company or any of its subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Company or any of its subsidiaries is subject;

     (r) the Company has complied and will comply materially with the requirements of all applicable corporate and Securities Laws in relation to the issue and trading of its securities and in all matters relating to the Offering;

     (s) neither the execution of this Agreement nor the issue and sale of the Common Stock, Agent's Warrants or Agent Warrant Shares conflict with, or will conflict with, and do not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Company is a party or by which it is bound;

     (t) this Agreement, the Subscription Agreements, the Agent's Warrant Certificate, the issue and sale of the Common Stock pursuant to the Offering, and the issuance of the Warrant Shares and Agent Warrant Shares upon exercise of the Agent's Warrants, have been authorized by all necessary corporate action on the part of the Company and, upon execution of this Agreement, the Subscription Agreements and the Agent's Warrant Certificate by the Company (and assuming due execution by and enforceability against the other parties thereto other than the Company), each such document will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

     (u) the Financial Statements present fairly, in all material respects, the financial position of the Company and its subsidiaries on a consolidated basis as at the dates set out therein and the results of their operations and the changes in their financial position for the periods then ended, in accordance with United States generally accepted accounting principles;

     (v) except in each case as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company, as set forth in the Financial Statements and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Company or its subsidiaries, since November 30, 2006;

     (w) to the best of the Company's knowledge, the Company and its subsidiaries have conducted and are conducting their businesses in material compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their businesses are carried on and holds all material licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted or as proposed to be conducted, and all such licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Company nor its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such license, registration, permit, consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Company or its subsidiaries;

     (x) the Company has taken or will take all steps as may be necessary for it to comply with the requirements of the Securities Laws and the Company is entitled to avail itself of the applicable prospectus and registration exemptions available under the Securities Laws in respect of the distribution of Common Stock;

     (y) the Company has filed with the SEC all documents that it is required to file under the U.S. Exchange Act for the past twelve months;

     (z) the Company and its subsidiaries have filed all federal, state, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable;

     (aa) there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, there are no audits of any of the tax returns of the Company or its subsidiaries which are known by the Company's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any government agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company or its subsidiaries;

     (bb) the Company is not currently a party to any registration rights or similar agreements in respect of its Shares;

     (cc) to the best of the Company's knowledge, the Company owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of the Company now conducted and proposed to be conducted, without any conflict with or infringement of the rights of others. The Company has received no communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company has applied for patents in respect of all material proprietary intellectual property used in connection with its business, and is not aware of any reason why such patents will not be granted by the relevant authorities in the ordinary course. Neither the execution or delivery of this Agreement nor the carrying on of the business of the Company by the employees of the Company, nor the conduct of the business of the Company will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated; and

     (dd) except as provided for or disclosed in this Agreement, there is no person, firm or company acting or purporting to act for the Company entitled to any brokerage or finder's fees in connection with this Agreement or any of the transactions contemplated herein and in the event that any person, firm or company acting or purporting to act for the Company establishes a claim for any fee from the Agent (otherwise than as a result of any actions of the Agent), the Company covenants to indemnify and hold harmless the Agent with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

7. Covenants of the Company. The Company covenants and agrees with the Agent that:

     (a) unless it would be unlawful to do so or unless the Company, acting reasonably, determines that it would not be in the best interests of the Company to do so, the Company will accept each duly completed and executed Subscription Agreement and any such acceptance will be made no later than the Closing Time;

     (b) the Company will execute and deliver a certificate representing the Common Stock in the appropriate form registered in the name of each Purchaser in accordance with the instructions set forth in the applicable Subscription Agreement;

     (c) the Company will have taken, on or prior to the Closing Date, all necessary steps to ensure the Common Stock and Agent Warrant Shares have been duly reserved for issue to the persons entitled thereto;

     (d) the Company will duly, punctually and faithfully perform all of the obligations to be performed by it under the Subscription Agreements and the Agent's Warrant Certificate;

     (e) the Company will take all such steps as may be necessary to obtain the approval of all Regulatory Authorities having jurisdiction over the transactions contemplated by this Agreement, the Subscription Agreements and the Agent's Warrant Certificates on or prior to the Closing Date;

     (f) the Company will comply with all filing and other disclosure requirements applicable to it under all applicable Securities Laws, including the filing of a Form D in the United States within 15 days of the first sale in the United States or to a U.S. Person;

     (g) the Company will (i) file a registration statement with the SEC to register the resale of all of the Common Stock sold in the Offering and the Agent's Warrant Shares as soon as is reasonably practicable after the Closing Date and in any event within 150 days of the Closing Date (the "Filing Date"); (ii) have such registration statement declared effective by the SEC as soon as is practicable thereafter and in any event within 150 days of the Closing Date (the "Effective Date") and maintain the effectiveness of such registration statement for a minimum of two years from the Effective Date. If such registration statement has not been filed by the Filing Date or declared effective by the staff of the SEC by the Effective Date, each Purchaser will be issued an additional 4% of the total Common Stock purchased by them for no additional consideration. In addition, each Purchaser will be issued an additional 0.75% of the total Common Stock purchased by each of them by the Company for each calendar month from the Filing Date or Effective Date, as applicable, until the date the registration statement is filed with the SEC and the Common Stock become freely tradeable in the United States, as applicable. For greater certainty, if the registration statement has not been filed by the Filing Date or declared effective by the Effective Date, the Company will continue to use its best efforts to file such registration statement and/or have it declared effective, as the case may be, as soon as possible;

     (h) the Company will maintain the listing of its shares on the OTCBB (or a more senior stock exchange in North America) for a period of 12 months from the Closing Date;

     (i) the Company will provide all assistance reasonably requested by the Agent in connection with the marketing activities of the Agent in respect of the Offering. Without limiting the generality of the foregoing, the Company will prepare a PowerPoint presentation to be used in discussions amongst the Agent, the Company and prospective institutional investors, with assistance from Salman;

     (j) the Company will use the net proceeds of the Offering for general working capital purposes; and

     (k) provided a minimum of U.S.$4,500,000 is raised pursuant to the Offering, for a period of 120 days after the Closing Date the Company will not, directly or indirectly, offer, or announce the offering of, or make or announce any agreement to issue, sell or exchange Shares, warrants or securities convertible into Shares, except:

            (i) pursuant to the transactions contemplated by this Agreement,

            (ii) pursuant to convertible securities outstanding immediately prior to the Closing Date, or

            (iii) pursuant to the grant and/or exercise of stock options under the Company's stock option plan;

            without the prior written consent of Salman, which consent shall not be unreasonably withheld.

8. Covenants of the Agent. The Agent covenants to the Company that:

     (a) all solicitation, offering and other selling efforts the Agent carries out in connection with the Offering will be made in compliance with the Securities Laws and the securities laws of such other jurisdictions as are applicable to the Agent in connection with the Offering and in a manner such that no prospectus or offering memorandum need be prepared and filed or delivered by the Company in connection with the Offering and such that the Company is not made subject to a new continuous disclosure reporting requirement; and

     (b) no delivery has been or will be made by the Agent to any prospective purchaser or Purchaser of any document which, individually or together with any other document, would constitute an "offering memorandum" under the securities laws of the Offering Jurisdictions.

9. Due Diligence. Until the Closing Date, the Company shall at all times allow the Agent and its representatives to conduct all due diligence investigations and examinations which the Agent may reasonably require in order to fulfil its obligations as Agent, in order to avail itself of a defence to any claim.

10. Indemnity and Contribution.

10.1 The Company agrees to indemnify and hold harmless the Agent, each of its subsidiaries and each of their respective directors, officers, employees, partners, Agent and shareholders (collectively, the "Indemnified Parties" and individually, an "Indemnified Party"), to the full extent lawful, from and against any and all losses, reasonable expenses, claims, actions, damages and liabilities, joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party) to which any Indemnified Party may become subject or otherwise involved in any capacity under any statute or common law or otherwise insofar as such expenses, losses, claims, actions, damages or liabilities relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, the performance of the Agent's obligations to the Company under this Agreement or otherwise in connection with the matters referred to in this Agreement, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

     (a) any Indemnified Party has been negligent or dishonest, or has committed any fraudulent act in the course of such performance; and

     (b) the expenses, losses, claims, actions, damages or liabilities, as to which indemnification is claimed, were directly caused by the negligence, dishonesty or fraud referred to in (a).

10.2 If for any reason (other than determinations as to any of the events referred to in clauses (a) and (b) of Section 10.1) the foregoing indemnification is unavailable to the Agent or any other Indemnified Party or insufficient to hold the Agent or any other Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by the Agent or the other Indemnified Parties as a result of such expense, loss, claim, action, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agent or any other Indemnified Party on the other hand but also the relative fault of the Company, the Agent or any other Indemnified Party, as well as any relevant equitable considerations, provided that the Company shall in any event contribute to the amount or amounts paid or payable by the Agent or any other Indemnified Party as a result of any such expense, loss, claim, action, damage or liability, the portion of such amount or of the aggregate of such amounts that is in excess of the value of the commission received by the Agent under this Agreement.

10.3 The Company agrees that in case any legal proceeding shall be brought against the Company and/or the Agent or any other Indemnified Party by any person or entity, including without limitation any governmental commission, regulatory authority, stock exchange or other entity having regulatory authority, either domestic or foreign, of if any such persons shall investigate the Company and/or the Agent or any other Indemnified Party and the Agent or such other Indemnified Party shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of the Agent's obligations to the Company under this Agreement, the Agent or such other Indemnified Party shall have the right to employ their own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including reasonable amounts to reimburse the Agent for time spent by their officers, employees or partners (collectively, "Personnel")) in connection therewith and out of pocket expenses incurred by the Agent, their Personnel or such other Indemnified Party in connection therewith shall be paid by the Company as they occur.

10.4 Promptly after receipt of notice of any action, suit, proceeding or claim against the Agent or any other Indemnified Party or receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Company, the Agent will notify the Company and, unless the Company assumes the defence thereof, will keep the Company advised of the progress thereof and will discuss all significant actions proposed. The omission so to notify the Company shall not relieve the Company of any liability which the Company may have to the Agent or any other Indemnified Party except only to the extent that any such delay in or failure to give notice as herein required prejudices the defence of such action, suit, proceeding, claim or investigation or results in any material increase in the liability which the Company would otherwise have under this indemnity had the Agent not delayed in giving or failed to give the notice required hereunder.

10.5 The Company shall be entitled, at its own expense, to participate in any action, suit, proceeding or claim and to the extent it may wish to do so, assume the defence thereof, provided such defence is conducted by experienced and competent counsel. Upon the Company notifying the Agent in writing of its election to assume the defence and retaining counsel, the Company shall not be liable to the Agent or any other Indemnified Party for any legal expenses subsequently incurred by them in connection with such defence. If such defence is assumed by the Company, the Company throughout the course thereof will provide copies of all relevant documentation to the Agent, will keep the Agent advised of the progress thereof and will discuss with the Agent all significant actions proposed.

10.6 Notwithstanding the foregoing Section 10.5, any Indemnified Party shall have the right, at the Company's expense, to employ counsel of such Indemnified Party's choice, in respect of the defence of any action, suit, proceeding, claim or investigation if: (i) the employment of such counsel has been authorized by the Company; or (ii) the Company has not assumed the defence and employed counsel therefor within a reasonable time after receiving notice of such action, suit, proceeding, claim or investigation; or (iii) counsel retained by the Company or the Indemnified Party has advised the Indemnified Party that representation of both parties by the same counsel would be inappropriate because there may be legal defences available to the Indemnified Party which are different from or in addition to those available to the Company (in which event and to that extent, the Company shall not have the right to assume or direct the defence on the Indemnified Party's behalf) or that there is a conflict of interest between the Company and the Indemnified Party (in which event the Company shall not have the right to assume or direct the defence on the Indemnified Party's behalf).

10.7 No admission of liability and no settlement of any action, suit, proceeding, claim or investigation shall be made by the Company without the consent of the Indemnified Parties affected, such consent not to be unreasonably withheld. No admission of liability shall be made by any Indemnified Party and the Company shall not be liable for any settlement of any action, suit, proceeding, claim or investigation made by the Indemnified Party without the Company's consent, such consent not to be unreasonably withheld.

10.8 The Company hereby acknowledges that the Agent acts as trustee for the other Indemnified Parties of the Company's covenants under this indemnity with respect to such persons and the Agent agrees to accept such trust and to hold and enforce such covenants on behalf of such persons.

10.9 The Company agrees to waive any right it may have of first requiring any Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim for payment from any other person before claiming under this indemnity.

10.10 The indemnity and contribution obligations of the Company hereunder shall be in addition to, but not in duplication of, any liability which the Company may otherwise have, shall extend upon the same terms and conditions to the Indemnified Parties and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Agent and any other Indemnified Party. The foregoing provisions shall survive the completion of the transactions contemplated under this Agreement and the termination of this Agreement.

11. Conditions of Closing. The obligations of the Agent to deliver at the Closing Time executed Subscription Agreements, shall be conditional upon the Agent being satisfied with the results of their due diligence investigations relating to the Company and upon the fulfilment at or before the Closing Time of the following conditions, which conditions the Company covenants to use its best efforts to fulfil or cause to be fulfilled prior to the Closing Time:

     (a) the execution and delivery of this Agreement, the Subscription Agreements, the Agent's Warrant Certificate and the creation and issuance of the Common Stock and Agent's Warrants and the allotment and reservation of the Agent Warrant Shares shall have been duly authorized or approved by all necessary corporate action;

     (b) any necessary consents or approvals of securities regulatory authorities in each of the Offering Jurisdictions with respect to the issuance and sale of the Common Stock, Agent's Warrants and Agent Warrant Shares, respectively, shall have been obtained;

     (c) the Agent shall have received certificates addressed to the Agent and to the Purchasers, dated as of the Closing Date, signed by the President and the Chief Financial Officer of the Company, or such other officers of the Company as the Agent may accept, certifying on behalf of the Company to the effect that as at the date thereof:

            (i) neither the Company nor any of its subsidiaries has any undisclosed liability (contingent or otherwise) that is material to the Company;

            (ii) the representations and warranties of the Company contained herein and in the Subscription Agreements are true and correct and all the terms and conditions relating to the Company contained herein and therein and required to be performed and complied with by the Company by or at the Closing Time have been performed and complied with by the Company; and

            (iii) no order ceasing or suspending trading in securities of the Company or prohibiting the Offering or the issuance or distribution of the Securities has been issued and no proceedings for such purpose are pending or, to the knowledge of the Company, threatened;

     (d) the Agent shall have received favourable legal opinions, in a form satisfactory to the Agent, acting reasonably, dated as of the Closing Date, from Hart & Trinen, counsel to the Company and where appropriate, counsel in the other Offering Jurisdictions and other jurisdictions or special counsel as may be required, addressed to the Agent and to the Purchasers with respect to the matters set out in Appendix "C" hereto and such other matters as the Agent may reasonably request prior to the Closing Time;

     (e) as at the Closing Time, all covenants, agreements and obligations of the Company hereunder and under the Subscription Agreements required to be performed or complied with on or before the Closing Time shall have been so performed or complied with and all conditions required to be complied with by the Company shall have been complied with; and

     (f) from the date hereof until the Closing Time, Salman shall receive drafts of all press releases to be issued in connection with the Offering, with sufficient time for Salman and its legal counsel to comment thereon. In order to comply with the applicable U.S. federal and state securities laws, any press release issued by the Company shall comply with the requirements of Rule 135c under the U.S. Securities Act.

            In providing such opinions, counsel may, where appropriate, rely on the opinions of counsel in all jurisdictions other than the United States and on certificates or letters of the auditors, of the officers of the Company, of the transfer agent of the Company and public officials as to factual matters relevant to such opinions.

12. Closing Procedures. The Company will cause to be issued and to be delivered to the Agent at the offices of Borden Ladner Gervais LLP, 1200 - 200 Burrard Street, Vancouver, British Columbia, V7X 1T2 (or such other place or places as the Agent may in writing direct) without charge at the Closing Time and contemporaneously with the payment of the aggregate Purchase Price for all Common Stock, less expenses deducted pursuant to Section 13 hereof, certificates representing the Common Stock offered pursuant to the Offering in such number and denomination and bearing the registration particulars as the Agent may, in writing, direct to the Company prior to the Closing Time, and which shall in each case equal, in the aggregate, the total number of Common Stock sold in the Offering.

13. Expenses of Issue. Whether or not the transactions herein contemplated shall be completed, all costs and expenses of and incidental to the sale of the Common Stock to the Purchasers and all other matters in connection with the transactions herein set out shall be borne by the Company, whether before or after Closing, including without limitation, all costs and expenses in connection with the preparation and issue of the certificates for the securities to be offered hereunder, the fees and disbursements of counsel, all local counsel and the expenses of the Agent in connection with the Offering including without limitation the reasonable fees and expenses of the solicitors for the Agent (to a maximum of $50,000 plus applicable taxes and disbursements), and the Agent's out of pocket expenses.

          The Agent may render accounts to the Company from time to time, for its expenses, for payment on or before the date set out in the accounts. The Company authorizes the Agent to deduct its reasonable expenses in connection with the Offering from the proceeds of Common Stock offered pursuant to the Offering, including expenses for which an account has not been rendered, provided that detailed accounts are provided to the Company as soon as practicable for all expenses.

14. Termination.

14.1   If at any time prior to Closing:

     (a) there shall have occurred any adverse material change in relation to the Company or a development that could result in an adverse material change in relation to the Company taken as a whole;

     (b) there shall have occurred any change in the Securities Laws, or any inquiry, investigation or other proceeding is made or any order is issued under or pursuant to any statute of the United States or Canada or the Offering Jurisdictions or the OTCBB in relation to the Company or any of its securities (except for any inquiry, investigation or other proceeding or order based upon activities of the Agent and not upon activities of the Company or its subsidiaries), which, in the opinion of the Agent, acting reasonably and in good faith, prevents or restricts trading in or the distribution of the Securities or adversely affects or might reasonably be expected to adversely affect the investment quality or marketability of the Common Stock;

     (c) the state of the financial markets in Canada and/or the United States has deteriorated such that, in the reasonable opinion of the Agent, the Common Stock cannot be marketed successfully or profitably;

     (d) if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation, which, in the opinion of the Agent, acting reasonably and in good faith, seriously adversely affects, or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Company and its subsidiaries taken as a whole; or

     (e) a cease trading order is made under any of the Securities Laws by any other competent authority in respect of the Securities and such cease trading order is not rescinded within 48 hours,

the Agent shall be entitled, at its option, to terminate and cancel its obligations to the Company under this Agreement by written notice to that effect given to the Company at the address shown in Section 16.2 prior to the Closing Time. In the event of any such termination, the Company's obligations under this Agreement to the Agent shall be at an end except for any liability of the Company provided for in Sections 10 and 13 hereof.

14.2 The rights of termination contained in this Section 14 are in addition to any other rights or remedies the Agent may have in respect of any default, misrepresentation, act or failure to act of the Company in respect of any matters contemplated by this Agreement.

15. Agent's Obligations.

15.1 The Agent represents and warrants to the Company as follows:

     (a) the Agent and its affiliates have observed and will observe all Securities Laws and other laws and regulations or similar enactments applicable in respect of the Offering in each of the jurisdictions in which it may offer or sell the Common Stock;

     (b) the Agent has not directly or indirectly offered, sold or delivered any Common Stock to any person in any jurisdiction other than in the Offering Jurisdictions and in all cases except in a manner which is exempt from registration and prospectus requirements under applicable securities laws and which does not require the Company to file an offering memorandum, to register any of its securities or to comply with ongoing filing or disclosure or other similar requirements, under the laws of any jurisdiction;

     (c) the Agent has good and sufficient right and authority to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein; and

     (d) the Agent is appropriately registered, where required, under the securities laws of the Offering Jurisdictions so as to permit it to lawfully fulfil its obligations hereunder.

16. Miscellaneous.

16.1 All representations and warranties contained herein and all of the covenants and agreements of the Company herein, to the extent that they are required to be performed on or before Closing, shall be construed as conditions and any material breach or failure to comply with any thereof shall entitle the Agent, in addition to and not in lieu of any other remedies the Agent has in respect thereof, to terminate any obligation to purchase the Common Stock by written notice to that effect given to the Company prior to the Closing Time. It is understood that the Agent may waive in whole or in part or extend the time for compliance with any of such terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other subsequent breach or non-compliance, provided that to be binding on the Agent any such waiver or extension must be in writing.

16.2 Any notice or other communication hereunder shall be in writing and shall unless herein otherwise provided be given by delivery to a responsible officer of the addressee or by telex or telecopier, if to the Company, addressed to:
Security Devices International Inc., 120 Adelaide Street, Suite 2500, Toronto, Ontario M5H 1T1 (Attention: Sheldon Kales) (telecopier: (416) 787-5381); and if to the Agent, addressed to: Salman Partners Inc., 17th Floor, 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 (Attention: Doug McDonald), (telecopier: (604) 685-2471) and shall be deemed to have been given when actually delivered or when such notice should have reached the addressee in the ordinary course.

16.3 Time shall be of the essence of the foregoing offer and of the agreement resulting from the acceptance thereof.

16.4 The representations, warranties, covenants and other agreements herein contained shall survive the purchase by the Purchasers of the Common Stock issued pursuant to the Offering and shall continue in full force and effect unaffected by any subsequent disposition by the Purchasers for a period of three years after the Closing Date (other than obligations of the Company set forth in Sections 10 and 13 hereof which will continue indefinitely).

16.5 This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

16.6 This Agreement shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

16.7 The provisions herein contained constitute the entire agreement between the parties and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject matter hereof whether verbal or written.

       If the foregoing is in accordance with your understanding, will you please confirm your acceptance by signing the enclosed copies in the place indicated and by returning the same to us.

Yours very truly,


SALMAN PARTNERS INC.


By:   /s/ Alan C. Herrington
    -------------------------
     Alan C. Herrington


The foregoing is in accordance with our understanding and is accepted and agreed to as of the 24th day of April, 2007.


SECURITY DEVICES INTERNATIONAL INC.


By:   /s/ Sheldon Kales
    ------------------------
     Sheldon Kales

                                  SCHEDULE "A"
                                  ------------

                  UNITED STATES SECURITIES LAWS REQUIREMENTS

As used in this Schedule "A", capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Agency Agreement to which this Schedule is annexed and the following terms shall have the meanings indicated:

(a) "Accredited Investor" means "accredited investor" as that term is defined in Rule 501(a) of Regulation D;

(b) "Directed Selling Efforts" means "directed selling efforts" as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Stock and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Common Stock;

(c) "Distribution Compliance Period" means a one-year period that begins to run the later of the date the Common Stock is first bona fide offered in the Offering or the date of Closing;

(d) "General Solicitation" or "General Advertising" means "general solicitation or general advertising," as those terms are used under Rule 502(c) of Regulation D, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

(e) "Offshore Transaction" means an "offshore transaction" as that term is defined in Regulation S;

(f) "Regulation D" means Regulation D adopted by the SEC under the U.S. Securities Act;

(g) "Regulation S" means Regulation S adopted by the SEC under the U.S. Securities Act; and

(h)   "U.S. Affiliate" means Salman Partners (USA) Inc.

Representations, Warranties and Covenants of the Agent
------------------------------------------------------

The Agent acknowledges that the Common Stock has not been registered under the U.S. Securities Act or the securities laws of any state and may be offered and sold only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act and any applicable state securities laws. Accordingly, the Agent represents, warrants and covenants to the Company that:

1. It has not offered and will not offer any Common Stock except (a) in an Offshore Transaction in accordance with Rule 903 of Regulation S or (b) in the United States as provided in paragraphs 2 through 9 below. Accordingly, none of the Agent, its affiliates or any persons acting on its or their behalf, has made or will make (except as permitted in paragraphs 2 through 9 below) (i) any offer to sell or any solicitation of an offer to buy any Common Stock to any person in the United States or who is a U.S. Person, (ii) facilitate any sale of Common Stock to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States and not a U.S. Person, or such Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States and not a U.S. Person, or (iii) any Directed Selling Efforts in the United States.

2. It will not offer Common Stock in the United States or to or for the account or benefit of a U.S. Person except that it may offer or sell Common Stock to substituted purchasers who are Accredited Investors and who will purchase the Common Stock directly from the Company in compliance with Rule 506 of Regulation D, in each case in the manner contemplated in this Schedule "A".

3. It has not entered and will not enter into any contractual arrangement with respect to the distribution of the Common Stock, except with its affiliates, any selling group members or with the prior consent of the Company. It shall require each selling group member to agree, for the benefit of the Company, to comply with, and shall use its best efforts to ensure that each selling group member complies with, the same provisions of this Schedule as apply to such Agent as if such provisions applied to such selling group member.

4. It will not offer any Common Stock prior to the expiration of the Distribution Compliance Period, except in accordance with the provisions of Rule 903 of Regulation S or pursuant to an available exemption from the requirements of the U.S. Securities Act.

5. It agrees not to engage in hedging transactions in the Common Stock prior to the expiration of the Distribution Compliance Period, unless such transactions are in compliance with the U.S. Securities Act.

6. It and its affiliates have not, either directly or through a person acting on its or their behalf, solicited and will not solicit offers for, and have not offered to sell and will not offer to sell, Common Stock in the United States or to a U.S. Person by any form of General Solicitation or General Advertising or in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act.

7. Any offer or solicitation of an offer to buy Common Stock that has been made or will be made in the United States or to a U.S. Person was or will be made only to Accredited Investors in transactions that are exempt from registration under the U.S. Securities Act and any applicable state securities laws and in accordance with any applicable U.S. federal or state laws or regulations governing the registration or conduct of securities brokers or dealers.

8. Immediately prior to soliciting such offerees, the Agent, its affiliates, and any person acting on its or their behalf had reasonable grounds to believe and did believe that each offeree was an Accredited Investor, and at the time of completion of each sale to a person in the United States or a U.S. Person, the Agent, its affiliates, and any person acting on its or their behalf will believe, that each purchaser designated by the Agent or its U.S. Affiliate to purchase Common Stock from the Company as a substituted purchasers is an Accredited Investor.

9. Prior to completion of any sale of Common Stock in the United States, each U.S. purchaser thereof will be required to execute a U.S. subscription agreement, in a form satisfactory to the Company and the Agent.

10. None of the Agent, its affiliates or any person acting on its behalf (other than the Company, its affiliates and any person acting on their behalf, as to which no representation is made) has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Common Stock.

Representations, Warranties and Covenants of the Company
--------------------------------------------------------

The Company represents, warrants, covenants and agrees that:

1. The Company is not, and will not be following the sale of the Common Stock, an investment company under the United States Investment Company Act of 1940, as amended.

2. Except with respect to offers and sales to Accredited Investors in reliance upon an exemption from registration available under Rule 506 of Regulation D, none of the Company, its affiliates, nor any person acting on its or their behalf, has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any Common Stock to a person in the United States or a U.S. Person; or (B) any sale of Common Stock unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States and not a U.S. Person or (ii) the Company, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States and not a U.S. Person.

3. During the period in which the Common Stock is offered for sale, none of the Company, its affiliates nor any person acting on its or their behalf has engaged in or will engage in any Directed Selling Efforts in the United States, or has taken or will take any action in violation of Regulation M under the U.S. Exchange Act or that would cause the exemption afforded by Rule 506 of Regulation D to be unavailable for offers and sales of Common Stock in the United States or to U.S. Persons in accordance with this Schedule "A" or the exclusion from registration afforded by Rule 903 of Regulation S to be unavailable for offers and sales of Common Stock outside the United States to non-U.S. Persons in accordance with the Agency Agreement.

4. No offering memorandum, circular or prospectus was prepared or used in the Offering. All other offering materials used in the Offering during the Distribution Compliance Period, in particular any subscription agreements used for purchasers located outside the United States who were not U.S. Persons, did include or will include (as applicable) statements to the effect that the Common Stock has not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to U.S. Persons unless the Common Stock is registered under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act is available. Further, all such offering materials and documents will also state that hedging transactions involving the Common Stock may not be conducted unless in the compliance with the U.S. Securities Act.

5. None of the Company, any of its affiliates or any person acting on its or their behalf has offered or will offer to sell, or has solicited or will solicit offers to buy, the Common Stock in the United States by means of any form of General Solicitation or General Advertising or in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act.

6. Except with respect to the offer and sale of the Common Stock offered hereby, the Company has not, for a period of six months prior to the commencement of the Offering, sold, offered for sale or solicited any offer to buy any of its securities in the United States in a manner that would be integrated with the offer and sale of the Common Stock and would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Common Stock.

7. Neither the Company nor any of the predecessors or affiliates thereof has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D concerning the filing of a notice of sales on Form D.

                                  SCHEDULE "B"
                                  ------------

                             SUBSCRIPTION AGREEMENTS

             CANADIAN (AND NON-UNITED STATES) SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement and a completed Schedule A (if the Purchaser is an accredited investor resident in Canada) must be delivered by no later than 12:00 p.m. (Vancouver time) on April o, 2007 to:

                              Salman Partners Inc.
                       17th floor, 1095 West Pender Street
                             Vancouver, B.C. V6E 2M6
                         Attention: Anne Ma, Syndication
                          Facsimile No.: (604) 685-2457

--------------------------------------------------------------------------------

Issuer: Security Devices                    Issue:  Common Stock
        International Inc. (the
       "Company")

 Price Per Common Share:   U.S.$2.50     No. of Common Stock Purchased: _______

Total Subscription Price:  U.S.$
                                ----------------------------------------------

Name and Address of Purchaser:

Name: ______________________      Address: __________________________
      ______________________               (Street Address)
      ----------------------               --------------------------
                                           (City, Province or State and Country)
                                           --------------------------
                                           (Postal or Zip Code)

The Purchaser is [ ] or is not [ ] an insider
              --        ------
of                                           the Company [check applicable box]
                                             __________________________________
                                             Number of securities of the Company
                                             currently held or controlled
                                             (excluding those subscribed for
                                             hereunder):

Alternate Registration Instructions for Certificates: If other than in the name of the Purchaser:

Name: ______________________      Address: __________________________
      ______________________               (Street Address)
      ----------------------               --------------------------
                                           (City, Province or State and Country)
                                           --------------------------
                                           (Postal or Zip Code)

Delivery Instructions: The name and address (including contact name and telephone number) of the person to whom the certificates representing the securities purchased hereunder is to be delivered, if other than the Purchaser:

Name:                                 Address:
     ----------------------------             ---------------------------
                                              (Street Address)
Contact Name:
              ---------------------           ---------------------------
                                           (City, Province or State and Country)
Telephone No.:
               --------------------           ---------------------------
                                              (Postal or Zip Code)

TO:         Security Devices International Inc.

AND TO:     Salman Partners Inc.


1. Subscription. The undersigned (the "Purchaser") hereby tenders to Security Devices International Inc. (the "Company") this subscription offer which, upon acceptance by the Company, will constitute an agreement (the "Subscription Agreement") of the Purchaser with the Company to purchase from the Company and, on the part of the Company, to sell to the Purchaser, the number of Common Stock (as defined below) set out on page 1 hereof (collectively, the "Purchased Securities") at the price (the "Purchase Price") of U.S.$2.50 per Common Share, all on the terms and subject to the conditions set forth in this Subscription Agreement.

2. Agency Agreement. The Purchaser acknowledges that the Purchased Securities will be issued in connection with the creation and issue of up to an aggregate of 2,000,000 Common Stock (or 3,000,000 Common Stock if the Over-Subscription Option is exercised in full) for an aggregate subscription price of up to U.S.$5,000,000 (or U.S.$7,500,000 if the Over-Subscription Option is exercised in full) to be sold by the Company by private placement (the "Offering") pursuant to an agreement (the "Agency Agreement") to be dated on or before the Closing Date between the Company and Salman Partners Inc. (the "Agent"). By its acceptance of this offer, the Company covenants, agrees and confirms that the Purchaser will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Purchaser under the Agency Agreement in addition to the representations, warranties, covenants, agreements, terms and conditions set forth hereunder.

3. Definitions. In this Subscription Agreement, unless the context otherwise requires:

      (a) "Accredited Investor Status Certificate" means the accredited investor status certificate required to be completed by a Purchaser who is a resident of Canada, in the form of Schedule A attached hereto;


      (b) "affiliate", "distribution" and "insider" have the respective meanings ascribed to them by the SEC;

      (c) "Closing" means the completion of the issue and sale by the Company and the purchase by the Purchasers of the Common Stock pursuant to the Agency Agreement and this Subscription Agreement;

      (d) "Closing Date" means March 30, 2007 or such other date as the Company and the Agent may agree pursuant to the Agency Agreement;

      (e) "Closing Time" means 9:00 a.m. (Vancouver time) on the Closing Date or such other time as the Company and the Agent may agree pursuant to the Agency Agreement;

      (f) "Common Stock" means the Shares being offered pursuant to the Offering;

      (g)   "Designated Provinces" means British Columbia, Alberta and Ontario;

      (h) "Financial Statements" means the audited annual financial statements of the Company as at and for the year ended November 30, 2006 and any subsequently filed interim or annual financial statements;

      (i)   "material" means material in relation to the Company;

      (j) "material change" means any change in the business, operations, assets, liabilities, ownership or capital of the Company (except the transactions contemplated herein) that would reasonably be expected to have a significant effect on the market price or value of the Common Stock and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of the decision by the board of directors is probable;

      (k)   "OTCBB" means the OTC Bulletin Board;

      (l) "Over-Subscription Option" means the option granted to the Agent pursuant to the terms of the Agency Agreement, exercisable up to 48 hours prior to the Closing, to sell up to an additional 1,000,000 Common Stock at the Purchase Price;

      (m) "Public Record" means all filings made by the Company with the SEC and which can be reviewed on the SEC's website (www.sec.gov);

      (n) "Purchasers" means all purchasers of the Common Stock including the Purchaser;

      (o)   "Regulation S" means Regulation S under the U.S. Securities Act;

      (p)   "SEC" means the United States Securities and Exchange Commission;

      (q) "Securities Commissions" means, collectively, the SEC and the securities commission or other securities regulatory authority in each of the Designated Provinces;

      (r) "Securities Laws" means, collectively, the applicable federal and state Securities Laws in the United States and the Securities Laws of each of the Designated Provinces and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Securities Commissions;

      (s)   "Shares" means the shares of common stock of the Company;

      (t) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

      (u) "U.S. Person" means a "U.S. person" as that term is defined in Regulation S under the U.S. Securities Act;

      (v) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended; and

      (w) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

4. Delivery and Payment. The Purchaser agrees that the following shall be delivered to the Agent at the address and by the date and time set out on the face page hereof, or such other time, date or place as the Agent may advise:

      (a)   a completed and duly signed copy of this Subscription Agreement;

      (b) if the Purchaser is resident in Canada and is purchasing as an "accredited investor", a completed and duly signed copy of the Accredited Investor Status Certificate;

      (c) any other documents required by applicable Securities Laws which the Agent or the Company requests; and

      (d) a certified cheque or bank draft made payable on or before the Closing Date (or such other date as the Agent may advise) in same day freely transferable U.S. funds at par in Vancouver, British Columbia to "Salman Partners Inc." representing the aggregate Purchase Price payable by the Purchaser for the Purchased Securities, or such other method of payment against delivery of the Purchased Securities as the Agent may accept.

     The Purchaser acknowledges and agrees that such other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company and the Agent. The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser acknowledges and agrees that this offer, the Purchase Price and any other documents delivered in connection herewith will be held by the Agent until such time as the conditions referred to in section 7 below are satisfied by the Company or waived by the Agent.

5. Closing. The transactions contemplated hereby will be completed at the Closing at the offices of Borden Ladner Gervais LLP in Vancouver, British Columbia. The Purchaser acknowledges that the Purchased Securities will be available for delivery to it at the Closing against payment of the amount of the aggregate Purchase Price for the Purchased Securities.

     The Agent is hereby appointed as the Purchaser's agent to represent the Purchaser at the Closing for the purpose of all closing matters and deliveries of documents and Common Stock and is hereby authorized by the Purchaser for and on behalf of the Purchaser, to extend such time periods and modify or waive such conditions as may be contemplated herein or in the Agency Agreement or, in its absolute discretion, as it deems appropriate. Without limiting the generality of the foregoing, the Agent is specifically and exclusively authorized:

      (a) to waive representations and warranties, covenants or conditions contained in the Agency Agreement; and

      (b) to correct manifest errors or omissions in the information provided by the Purchaser in this Subscription Agreement and any other forms delivered by the Purchaser in connection with the transactions contemplated hereby.

            In addition, the Purchaser acknowledges and agrees that the Agent is entitled to exercise or not to exercise, in its absolute discretion, the rights of termination in the Agency Agreement.

            The Purchaser will take up, purchase and pay for the Purchased Securities at the Closing upon acceptance of this offer by the Company and the satisfaction by the Company, or waiver on behalf of the Purchaser by the Agent, of the conditions referred to in section 7 below.

6. Representations, Warranties and Covenants of the Company. By accepting this offer, the Company represents and warrants to the Purchaser as follows:

      (a) the Company and its subsidiaries have been duly incorporated and are validly subsisting under the laws of their jurisdiction of organization and the Company has all requisite corporate power and capacity to enter into, and carry out its obligations under, this Subscription Agreement;

      (b) on the Closing Date, the Company will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement;

      (c) the authorized capital of the Company consists of o Shares of common stock, of which o Shares were issued as of March 29, 2007 (and none were reserved for issuance upon conversion of outstanding convertible securities as at March 29, 2007). All outstanding Shares are fully paid and non-assessable;

      (d)   the outstanding Shares are quoted for trading on the OTCBB;

      (e) no order ceasing or suspending trading in the securities of the Company nor prohibiting the sale of such securities has been issued to the Company or its directors, officers or promoters and, to the best of the knowledge of the Company, no investigations or proceedings for such purposes are pending or threatened;

      (f) the Company has full corporate power and authority to undertake the Offering to issue Common Stock, and at the Closing Time, the Common Stock will be duly and validly authorized, allotted and issued as fully paid and non-assessable Shares;

     (g) the Company and its subsidiaries are the beneficial owners of or have the right to acquire the interests in, or have a valid leasehold interest in, the properties, business and assets referred to in the Public Record and except as disclosed in the Public Record, any and all agreements pursuant to which the Company or its subsidiaries holds or will hold any such interest in property, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statutes and regulations of the jurisdictions in which they are situated;

      (h) the Public Record is in all material respects accurate and omits no material facts, the omission of which makes the Public Record or any particulars therein, misleading or incorrect at the time such statements were made;

      (i) no actions, suits, claims, inquiries or proceedings are pending or, to the knowledge of the Company, are contemplated or threatened to which the Company or its subsidiaries is a party or to which the property of the Company or its subsidiaries is subject that would result in any material adverse change in the operations, business or condition (financial or otherwise) of the Company or its subsidiaries;

      (j) the Financial Statements present fairly, in all material respects, the financial position of the Company and its subsidiaries on a consolidated basis as at the dates set out therein and the results of their operations and the changes in their financial position for the periods then ended, in accordance with United States generally accepted accounting principles;

      (k) except in each case as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company or its subsidiaries, as set forth in the Financial Statements, and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Company or its subsidiaries, since November 30, 2006;

     (l) to the best of the Company's knowledge, the Company and its subsidiaries have conducted and are conducting their businesses in material compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their businesses are carried on and holds all material licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted or as proposed to be conducted, and all such licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Company nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, registration, permit, consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Company or its subsidiaries;

      (m) the Company has taken or will take all steps as may be necessary for it to comply with the requirements of the applicable Securities Laws in respect of the issuance of Common Stock pursuant to prospectus and registration exemptions of such Securities Laws and as contemplated by this Subscription Agreement;

      (n) the Company has filed with the SEC all documents that it is required to file under the U.S. Exchange Act for the past twelve months;

      (o) the issue of the Common Stock will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Company or to which the Company is subject;

      (p) the Company is not currently a party to any registration rights or similar agreements in respect of its Shares;

      (q) there are no judgments against the Company or any of its subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Company or any of its subsidiaries is subject;

      (r) the Company and its subsidiaries have filed all federal, state, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable;

     (s) there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, there are no audits of any of the tax returns of the Company or its subsidiaries which are known by the Company's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any government agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company or its subsidiaries;

     (t) to the best of the Company's knowledge, the Company owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of the Company now conducted and proposed to be conducted, without any conflict with or infringement of the rights of others. The Company has received no communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company has applied for patents in respect of all material proprietary intellectual property used in connection with its business, and is not aware of any reason why such patents will not be granted by the relevant authorities in the ordinary course. Neither the execution or delivery of this Agreement nor the carrying on of the business of the Company by the employees of the Company, nor the conduct of the business of the Company will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated; and

      (u) the Company is not, and will not be following the sale of the Common Stock, an investment company under the United States Investment Company Act of 1940, as amended.

The Company covenants and agrees with the Purchaser as follows:

      (a) the Company will comply with all filing and other disclosure requirements under all applicable Canadian and United States Securities Laws arising in respect of the Offering, including filing a Form D in the United States within 15 days of the first sale in the United States;

      (b) the Company will maintain the listing of its Shares on the OTCBB (or a more senior stock exchange in North America) for a period of 12 months from the Closing Date;

     (c) the Company will (i) file a registration statement with the SEC to register the resale of all of the Common Stock sold in the Offering within 150 days of the Closing Date (the "Filing Date"); (ii) have such registration statement declared effective by the SEC within 150 days of the Closing Date (the "Effective Date") and maintain the effectiveness of such registration statement for a minimum of two years from the Effective Date. If such registration statement has not been filed by the Filing Date or declared effective by the staff of the SEC by the Effective Date, the Purchaser will be issued an additional 4% of the total Common Stock purchased hereunder for no additional consideration. In addition, the Purchaser will be issued an additional 0.75% of the total Common Stock purchased hereunder by the Company for each calendar month from the Filing Date or Effective Date, as applicable, until the date the registration statement is filed with the SEC and the Common Stock become freely tradeable in the United States, as applicable; and

      (d) the Company will use commercially reasonable efforts to obtain all required approvals in respect of the Offering prior to the Closing Date.

7. Conditions of Closing. The obligations of the Purchaser to complete the purchase of the Common Stock as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in the Agency Agreement except those conditions that are waived by the Agent.

            The obligations of the Company to complete the purchase of the Common Stock as contemplated hereby shall be conditional upon:

      (a) the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) signing and returning to the Company or the Agent all relevant documentation required by applicable Securities Laws;

      (b) the representations and warranties of the Purchaser contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date;

      (c) the sale of the Common Stock to the Purchaser being exempt from any registration, prospectus and offering memorandum requirements of all applicable Securities Laws;

      (d) the Purchaser's completion and submission to the Company of such additional undertakings, questionnaires and documents as any securities regulatory authorities may request in connection with the issue and sale of the Common Stock to the satisfaction of the Company and/or regulatory authority; and

      (e) all of the covenants and obligations of the Purchaser to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed.

8. Acceptance or Rejection. The Company will have the right to accept or reject this offer in whole or in part at any time at or prior to the Closing Time. The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchased Securities to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction. The Company will be deemed to have accepted this offer upon the Company's execution of the acceptance form at the end of this Agreement and the delivery at the Closing of the certificates representing the Purchased Securities to or upon the direction of the Agent in accordance with the provisions hereof.


9. Purchaser's Representations and Warranties. The Purchaser represents and warrants to the Company and the Agent, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

     (a) Authorization and Effectiveness. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is an individual, partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Company, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and will not result in a violation of any of the Purchaser's constating documents or any agreement to which the Purchaser is a party or by which it is bound;

     (b) Residence. The Purchaser is a resident of the jurisdiction referred to under "Name and Address of Purchaser" set out on the face page hereof and: (i) is not a U.S. Person or a person in the United States nor is it purchasing the Purchased Securities for the account or benefit of a U.S. Person or a person in the United States; (ii) was not offered the Securities in the United States; and (iii) did not execute or deliver this Subscription Agreement in the United States;

     (c) Purchasing as Principal. Except to the extent contemplated herein, the Purchaser is purchasing the Purchased Securities as principal (as defined in applicable Securities Laws), for its own account and not for the benefit of any other person;

     (d) Purchasing for Investment Only. Except to the extent contemplated herein, the Purchaser is purchasing the Purchased Securities for investment purposes only and not with a view to resale or distribution in violation of United States federal or state Securities Laws or other applicable Securities Laws;

     (e) Purchasing as Agent or Trustee. In the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchased Securities for whom the Purchaser is acting, is purchasing its Purchased Securities as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution in violation of United States federal or state Securities Laws or other applicable Securities Laws, and the beneficial purchaser is properly described in subparagraph (f)(i),
          (ii), (iii) or (iv) below, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

     (f) Purchaser Has Benefit of Statutory Exemptions. Unless it satisfies the requirements under subparagraph 9(e), the Purchaser is (or is deemed to be) purchasing the Purchased Securities as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Purchased Securities, it is resident in or otherwise subject to applicable Securities Laws of the jurisdiction set under "Name and Address of Purchaser" on the face page hereof and it fully complies with one or more of the criteria set forth below:

          (i) it is resident in or otherwise subject to applicable Securities Laws of Canada and it is an "accredited investor", as such term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators adopted under the securities legislation of the Canadian jurisdictions ("NI 45-106"), it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106, and it has concurrently executed and delivered an Accredited Investor Status Certificate in the form attached as Schedule A to this Subscription Agreement and has initialled or placed a check mark in Appendix A to Schedule A thereto indicating that the Purchaser satisfies one of the categories of "accredited investor" set forth in such definition; or

          (ii) it is resident in or otherwise subject to applicable Securities Laws of Canada and it has an aggregate acquisition cost for the Purchased Securities of not less than Cdn.$150,000 paid in cash at the time of the trade and it was not created or used solely to purchase or hold securities in reliance on this exemption from the registration and prospectus requirements of applicable Securities Laws; or

         (iii) it is resident in or otherwise subject to applicable Securities Laws of Canada (other than Ontario) and it is (if applicable, please initial):

                ______ (A) a "director", "executive officer" or "control person" (as such terms are defined in NI 45-106 and reproduced in Schedule C of this Subscription Agreement) of the Company, or of an affiliate of the Company; or

                ______ (B) a "spouse" (as such term is defined in NI 45-106 and reproduced in Schedule C of this Subscription Agreement), parent, grandparent, brother, sister or child of any person referred to in subparagraph (A) above; or

                ______ (C) a parent, grandparent, brother, sister or child of the spouse of any person referred to in subparagraph (A) above; or

                ______ (D) a close personal friend of any person referred to in subparagraph (A) above and, if requested by the Company or the Agent or their respective counsel, will provide a signed statement describing the relationship with any of such persons; or

                ______ (E) a close business associate of any person referred to in subparagraph (A) above and, if requested by the Company or the Agent or their respective counsel, will provide a signed statement describing the relationship with any of such persons; or

                ______   (F)  a  "founder"  of the  Company  (as such  term is
                              defined in NI 45-106 and  reproduced in Schedule
                              C of this Subscription Agreement),  or a spouse,
                              parent,  grandparent,  brother,  sister,  child,
                              close   personal   friend   or  close   business
                              associate  of a founder of the  Company  and, if
                              requested  by the  Company or the Agent or their
                              respective   counsel,   will  provide  a  signed
                              statement describing the relationship with such founder of the Company; or

                ______ (G) a parent, grandparent, brother, sister or child of a spouse of a founder of the Company; or

                ______ (H) a person of which a majority of the voting securities are beneficially owned by, or a majority of directors are, persons described in subparagraphs (A) through (G) above; or

                ______ (I) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in subparagraphs
                              (A) through (G) above; or

                  (Note: for the purposes of subparagraph (D) and (F) above, a person is not a "close personal friend" solely because the individual is a relative or a member of the same organization, association or religious group or because the individual is a client, customer or former client or customer, nor is an individual a close personal friend as a result of being a close personal friend of a close personal friend of one of the listed individuals above; rather, the relationship must be direct. A close personal friend is one who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. Further, for the purposes of subparagraph (E) and (F) above, a person is not a "close business associate" solely because the individual is a client, customer, former client or customer, nor is the individual a close business associate if they are a close business associate of a close business associate of one of the listed individuals above; rather, the relationship must be direct. A close business associate is an individual who has had sufficient prior dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness.); or

            (iv) it is resident in or otherwise subject to applicable Securities Laws of Ontario and it is (if applicable, please initial):

                ______ (A) a "founder" of the Company, or an "affiliate" of a "founder" of the Company (as such terms are defined in NI 45-106 and reproduced in Schedule C of this Subscription Agreement); or

                ______ (B) a "spouse" (as such term is defined in NI 45-106 and reproduced in Schedule C of this Subscription Agreement), parent, brother, sister, grandparent or child of an executive officer, director or "founder" of the Company; or

                ______  (C)   a  person  that  is a  "control  person"  of the
                              Company; or

          (v) it is resident in or otherwise subject to applicable Securities Laws of Canada and it is an employee, executive officer, director or consultant (as such terms (other than employee) are defined in NI 45-106 and reproduced in Schedule A of this Subscription Agreement) of the Company and its participation in the trade is voluntary, meaning it is not induced to participate in the trade by expectation of employment or appointment or continued employment or appointment with, or engagement or continued engagement to provide services to, as applicable, the Company; or

          (vi) has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus in respect of the purchase of Common Stock by the Purchaser and if requested by the Company or the Agent will provide a true copy of the order from the applicable securities commission designating the Purchaser as an exempt purchaser; or

         (vii) is purchasing pursuant to a statutory exemption or an exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus or similar disclosure document in respect of the purchase of Common Stock by the Purchaser, particulars of which will be provided to the Agent and the Company, and if requested by the Company or the Agent will provide a signed statement describing the statutory exemption relied upon, and the basis for such reliance;

     (g) Company or Unincorporated Organization. If the Purchaser, or any beneficial purchaser referred to in subparagraph (e) above, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser or such beneficial purchaser was not incorporated or created solely, nor is it being used primarily, to permit purchases without a prospectus under applicable law;

     (h) Public Record. The Purchaser has had the opportunity to review the Company's Public Record. The Purchaser understands that the Company's officers will answer any questions the Purchaser may have concerning the Public Record or the Company. The Purchaser also understands that there are substantial risks concerning an investment in the Purchased Securities. The offering and sale of the Purchased Securities to the Purchaser were not made as a result of any advertising in the printed media of general and regular paid circulation, radio or television or any other form of advertisement and, except for this Subscription Agreement, the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale were a term sheet, copies of news releases issued by the Company and other publicly available documents, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document and have not been independently verified by the Agent;

          (i) No Undisclosed Information. The Purchased Securities are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Purchased Securities has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company, the Agent or any other person other than as set out in this Subscription Agreement and the Agency Agreement and the decision is otherwise based entirely upon currently available public information concerning the Company;

     (j) Investment Suitability. The Purchaser has obtained, to the extent it deems necessary, its own professional advice with respect to the risks inherent in the investment in the Purchased Securities, and the suitability of the investment in the Purchased Securities in light of its financial condition and investment needs; and the Purchaser, and any beneficial purchaser referred to in subparagraph (e) above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchased Securities and is able to bear the economic risk of loss of such investment;

     (k) Purchasers in Jurisdictions other than Canada. If the Purchaser, or any beneficial person for whom the Purchaser is acting, is a resident of or otherwise subject to the securities legislation of a jurisdiction other than Canada then: (a) the purchase of the Purchased Securities by such Purchaser does not contravene the applicable securities legislation in the jurisdiction in which it is resident or to which it is subject and does not trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase, or any registration or other obligation on the part of the Company; and (b) the Purchaser certifies that they are not a resident of Canada;

      (l) Source of Subscription Funds.

          (i) to the best of the Purchaser's knowledge, none of the subscription funds used for the purchase of the Purchased Securities (the "Subscription Funds") (A) will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (B) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction, or (C) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and

          (ii) the Purchaser shall promptly notify the Company if the Purchaser discovers that any of the representations in paragraph (i) above ceases to be true, and to provide the Company with appropriate information in connection therewith;

      (m) U.S. Restrictive Legend. The Purchaser understands and acknowledges that upon the original issuance of the Purchased Securities, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state Securities Laws, certificates representing the Purchased Securities and all certificates issued in exchange therefor or in substitution thereof, may bear the following legend:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR ARE OFFERED AND SOLD (I) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (II) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF AN EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY, AS TO THE AVAILABILITY OF SUCH EXEMPTION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

               provided, that, if any of the Purchased Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Company's transfer agent of an opinion of counsel or other evidence reasonably satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state Securities Laws;

     (n) Restrictions on Transfer; No Hedging. The Purchaser understands and agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Purchased Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless (i) such securities are registered under the U.S. Securities Act and any applicable state Securities Laws, (ii) are offered or sold outside the United States in accordance with the provisions of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations or (iii) in another transaction that does not require registration under the U.S. Securities Act or any applicable state Securities Laws, and the seller has, prior to such sale, furnished to the Company an opinion of counsel or other evidence of an exemption reasonably satisfactory to the Company as to the availability of such exemption. Each Purchaser acknowledges and agrees that it will not engage in any hedging transactions with regard to the Purchased Securities unless in compliance with the U.S. Securities Act; and

     (o) Absence of Certain Representations. No person has made to the Purchaser any written or oral representation:

            (i) that any person will resell or repurchase any of the Securities;

           (ii) that any person will refund the purchase price of any of the Securities; or

          (iii) as to the future price or value of the Securities.

            The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchased Securities under relevant securities legislation. The Purchaser further agrees that by accepting delivery of the Purchased Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they shall survive the purchase by the Purchaser of the Purchased Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchased Securities. The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.


10. No Investigation by Agent. The Purchaser acknowledges and agrees that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The Purchaser further acknowledges and agrees that the Agent has not engaged in or conducted any independent investigation with respect to the Company or any such information.


11. Fee to the Agent. The Purchaser understands that, in connection with the issue and sale of the Common Stock, the Agent will receive from the Company, at Closing, a cash fee of 5% of the gross proceeds received by the Company from the sale of Common Stock and agent's warrants entitling the Agent to acquire, in the aggregate, that number of Shares equal to 5% of the number of Common Stock sold as contemplated in the Agency Agreement. Such agent's warrants will be exercisable at a price of U.S.$3.12 per Share for a period of 24 months after the Closing Date.

12. Purchaser's Expenses. The Purchaser acknowledges and agrees that except as otherwise provided herein or in the Agency Agreement, all costs and expenses incurred by the Purchaser (including any fees and disbursements of special counsel retained by the Purchaser) relating to the purchase of the Common Stock shall be borne by the Purchaser.

13. Resale Restrictions; Restrictions on Exercise. The Purchaser understands and acknowledges that the Securities will be subject to certain resale restrictions under applicable Securities Laws, the U.S. Securities Act and applicable State Securities Laws, and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and neither the Company nor the Agent are in any manner responsible) for complying with such restrictions. For greater certainty, the Purchaser acknowledges that the Common Stock will not be freely tradeable in Canada until such time as the Company becomes a reporting issuer in Canada, and the Company has no present intention of becoming a reporting issuer in Canada at any time in the future.

14. Legal and Tax Advice. The Purchaser acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.


15. No Statutory Right of Rescission or Damages; Additional Acknowledgements. The Purchaser acknowledges and agrees that:


     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (b)  there is no government or other insurance covering the Common Stock;

     (c)  there are risks associated with the purchase of the Purchased
          Securities;

     (d) as a consequence of acquiring the Purchased Securities pursuant to exemptions from registration and prospectus requirements under the Canadian Securities Laws, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

     (e) except as otherwise set forth herein, it has relied solely upon publicly available information relating to the Company and not relied upon any oral or written representation as to fact or otherwise made by or on behalf of the Company or the Agent except as expressly set forth herein and such publicly available information having been delivered to the Purchaser without independent investigation or verification by the Agent, and agrees that the Agent and the Agent's counsel assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information and acknowledges that the Agent's counsel is acting as counsel to the Agent and not as counsel to the Purchaser;

     (f) the Purchaser, or, where the Purchaser is not purchasing as principal, each beneficial purchaser, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

     (g) the Company may be required to provide to the applicable securities regulatory authorities a list setting forth the identities of the beneficial purchasers of the Purchased Securities;

     (h) notwithstanding that the Purchaser may be purchasing Common Stock as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Agent or the Company in order to comply with the foregoing;

          (i) until such time as the Common Stock have been registered under the U.S. Securities Act, they may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person, which definition includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States unless registered under the U.S. Securities Act and the Securities Laws of all applicable states or unless an exemption from such registration is available; and

     (j) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provision of any laws applicable to or constating documents of, the Purchasers or of any agreement, written or oral, to which the Purchaser may be a part or by which he or she is or may be bound.

16. No Revocation. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Company. Further, the Purchaser expressly waives and releases the Company and the Agent from all rights of withdrawal or rescission to which the Purchaser might otherwise be entitled pursuant to the Securities Laws.

17. Indemnity. The Purchaser agrees to indemnify and hold harmless the Company and the Agent and their respective directors, officers, employees, agents, advisers and stockholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company or the Agent in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company or the Agent in connection herewith.

18. Collection of Personal Information. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchasers) acknowledges and consents to the fact the Company and the Agent are collecting the Purchaser's (and any beneficial purchaser's) personal information for the purpose of completing the Purchaser's subscription. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) acknowledges and consents to the Company and Agent retaining the personal information for as long as permitted or required by applicable law or business practices. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) further acknowledges and consents to (i) the Company or the Agent delivering to the regulatory authorities, including in the case of Ontario residents, the Ontario Securities Commission, any personal information provided by the Purchaser respecting itself (and any beneficial purchaser) including such Purchaser's (or beneficial purchaser's) full name, residential address and telephone number, the number of Common Stock purchased, the Purchase Price, the exemption relied on by the Purchaser and the date of distribution, (ii) such information being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws (iii) such information being collected for the purposes of the administration and enforcement of the Securities Laws in Ontario, and (iv) the indirect collection of such information by the Ontario Securities Commission. The Purchaser (and any beneficial purchaser) may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission's indirect collection of such information at the following address and telephone number:

      Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission
      Suite 1903, Box 55
      20 Queen Street West
      Toronto, Ontario M5H 3S8
      Telephone: 416-593-8086

The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for whom it is acting as agent.

19. Modification. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20. Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that this Subscription Agreement shall not be assignable by any party without the prior written consent of the other party.

21. Miscellaneous. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Purchaser on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

23. Facsimile Subscriptions. The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Company of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

24. Entire Agreement and Headings. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

25. Time of Essence. Time shall be of the essence of this Subscription
Agreement.

26. Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

            IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the ____ day of _________________________, 2007.





------------------------------------       -------------------------------------
Signature of Purchaser                     Name of Purchaser
(if an individual)                         (if not an individual)





____________________________________            Per: ___________________________
Name of Purchaser (if an individual)
                                              Title: ___________________________



                                   ACCEPTANCE

     The foregoing is acknowledged, accepted and agreed to this ____ day of __________, 2007


                                   SECURITY DEVICES INTERNATIONAL INC.


                                   Per:  ________________________
                                         Authorized Signatory

                                   SCHEDULE A

                      CANADIAN ACCREDITED INVESTOR STATUS CERTIFICATE

TO:         Security Devices International Inc. (the "Company")

AND TO:     Salman Partners Inc. (the "Agent")

      In connection with the purchase of Common Stock of the Company (the "Common Stock") by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Schedule A), the Subscriber hereby represents, warrants, covenants and certifies to the Company and the Agent and their respective counsel that:

1. The Subscriber is purchasing or is deemed to be purchasing the Common Stock as principal for its own account or complies with the provisions of paragraph 9(e) of the Subscription Agreement;

2. The Subscriber is an "accredited investor" within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106") by virtue of satisfying the indicated criterion as set out in this Schedule A;

3. The Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106; and

4. Upon execution of this Schedule A by the Subscriber, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

Dated: ________________, 2007

                                          -----------------------------------
                                          Print name of Subscriber

                                          By:
                                              ----------------------------------
                                              Signature


                                          Print name of Signatory (if different
                                          from Subscriber)

                                          ------------------------------------
                                          Title


              IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN
                         APPENDIX "A" ON THE NEXT PAGES

                                  APPENDIX "A"

                                  TO SCHEDULE A



NOTE: THE  SUBSCRIBER  MUST  INITIAL  BESIDE  THE  APPLICABLE   PORTION  OF  THE
      DEFINITION BELOW.

Accredited Investor - (defined in National Instrument 45-106) means:

_______   (a)   a Canadian financial institution, or a Schedule III bank; or

_______   (b)   the Business Development Bank of Canada incorporated under the
                Business Development Bank of Canada Act (Canada); or

_______         (c) a subsidiary of any person referred to in paragraphs (a) or
                (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

_______ (d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

_______ (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

_______   (f)   the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada; or

_______ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec; or

_______   (h)   any national, federal, state, provincial, territorial or
                municipal government of or in any foreign jurisdiction, or any agency of that government; or

_______ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

_______ (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

_______ (k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

               (Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled.)

_______    (l)  an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

_______ (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

_______    (n)  an investment fund that distributes or has distributed its securities only to

                 (a) a person that is or was an accredited investor at the time of the distribution,

                 (b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of National Instrument 45-106, or

                 (c) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106; or

_______ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

_______ (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

_______ (q) a person acting on behalf of a fully managed account managed by that person, if that person

                (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

                (ii) in Ontario, is purchasing a security that is not a security of an investment fund; or

_______ (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

_______ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

_______ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in National Instrument 45-106); or

_______ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_______ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as

                (i) an accredited investor, or

                (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof:

(a) "affiliate" means an issuer connected with another issuer because

      (i) one of them is the subsidiary of the other; or

      (ii) each of them is controlled by the same person.

(b) "Canadian financial institution" means

      (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

      (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c) "consultant" means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

      (i) is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

      (ii) provides the services under a written contract with the issuer or a related entity of the issuer, and

      (iii) spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer,

      and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(d) "control person" has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds

      (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

      (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(e) "director" means

      (i) a member of the board of directors of a company or an individual who performs similar functions for a company, and

      (ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(f) "eligibility adviser" means

      (i) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

      (ii) in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

            (A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

            (B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(g) "executive officer" means, for an issuer, an individual who is

      (i)   a chair, vice-chair or president,

      (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

      (iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

      (iv)  performing a policy-making function in respect of the issuer;

(h) "financial assets" means

      (i)   cash,

      (ii)  securities, or

      (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i) "foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(j) "founder" means, in respect of an issuer, a person who,

      (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

      (ii) at the time of the trade is actively involved in the business of the issuer;

(k) "fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(l) "investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes and EVVC and a VCC;

(m) "jurisdiction" means a province or territory of Canada except when used in the term foreign jurisdiction;

(n) "local jurisdiction" means the jurisdiction in which the Canadian securities regulatory authority is situate;

(o)   "non-redeemable investment fund" means an issuer,

      (i) whose primary purpose is to invest money provided by its securityholders,

      (ii) that does not invest,

            (A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

            (B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

      (iii) that is not a mutual fund;

(p) "person" includes

      (i) an individual,

      (ii)  a corporation,

      (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

      (iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(q) "regulator" means, for the local jurisdiction, the Executive Director or Director or la Commission des valeurs mobilieres du Quebec as defined under securities legislation of the local jurisdiction;

(r) "related liabilities" means

      (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

      (ii) liabilities that are secured by financial assets;

(s) "Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(t) "spouse" means, an individual who,

      (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

      (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

      (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(u) "subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

             All monetary references in this certificate are Canadian Dollars.

                  SUBSCRIPTION AGREEMENT FOR U.S. RESIDENTS

A completed and originally executed copy of this Subscription Agreement must be delivered by no later than 12:00 p.m. (Vancouver time) on April ___, 2007 to:

                              Salman Partners Inc.
                       17th floor, 1095 West Pender Street
                             Vancouver, B.C. V6E 2M6
                         Attention: Anne Ma, Syndication
                          Facsimile No.: (604) 685-2457

--------------------------------------------------------------------------------

Issuer: Security Devices            Issue:  Common Stock
        International Inc. (the
        "Company")

 Price Per Common Share:  $2.50     No. of Common Stock Purchased:  _________

Total Subscription Price:  $______________

Name and Address of Purchaser:

Name:                                    Address: ______________________________
       ----------------------------               (Street Address)
                                            ---------------------------------
       ----------------------------       (City, Province or State and Country)
                                                  ------------------------------
       ----------------------------               (Postal or Zip Code)
Email address:
               --------------------

                                             -----------------------------------
                                             Number of securities of the Company
                                             currently held or controlled
                                             (excluding those subscribed for
                                             hereunder):

Alternate Registration Instructions for Certificates: If other than in the name of the Purchaser:

Name:                                    Address: ______________________________
       ----------------------------               (Street Address)
                                            ---------------------------------
       ----------------------------       (City, Province or State and Country)
                                                  ------------------------------
       ----------------------------               (Postal or Zip Code)

Delivery Instructions: The name and address (including contact name and telephone number) of the person to whom the certificates representing the securities purchased hereunder is to be delivered, if other than the Purchaser:

Name:                                Address: _____________________________
      ----------------------------            (Street Address)
Contact Name:                                 _____________________________
              ---------------------        (City, Province or State and Country)
Telephone No.:                                _____________________________
               --------------------           (Postal or Zip Code)

TO:         Security Devices International Inc.
AND TO:     Salman Partners Inc.
AND TO:     Salman Partners (USA) Inc. (the "U.S. Affiliate")

1. Subscription. The undersigned (the "Purchaser") hereby tenders to Security Devices International Inc. (the "Company") this subscription offer which, upon acceptance by the Company, will constitute an agreement (the "Subscription Agreement") of the Purchaser with the Company to purchase from the Company and, on the part of the Company, to sell to the Purchaser, the number of Common Stock (as defined below) set out on page 1 hereof (collectively, the "Purchased Securities") at the price (the "Purchase Price") of $2.50 per Common Share, all on the terms and subject to the conditions set forth in this Subscription Agreement.

2. Agency Agreement. The Purchaser acknowledges that the Purchased Securities will be issued in connection with the creation and issue of up to an aggregate of 2,000,000 Common Stock (or 3,000,000 Common Stock if the Over-Subscription Option is exercised in full) for an aggregate subscription price of up to $5,000,000 (or $7,500,000 if the Over-Subscription Option is exercised in full) to be sold by the Company by private placement (the "Offering") pursuant to an agreement (the "Agency Agreement") to be dated on or before the Closing Date between the Company and Salman Partners Inc. (the "Agent"). By its acceptance of this offer, the Company covenants, agrees and confirms that the Purchaser will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Purchaser under the Agency Agreement in addition to the representations, warranties, covenants, agreements, terms and conditions set forth hereunder.

3. Definitions. In this Subscription Agreement, unless the context otherwise requires:

      (a) "Affiliate", "distribution" and "insider" have the respective meanings ascribed to them by the SEC;

      (b) "Closing" means the completion of the issue and sale by the Company and the purchase by the Purchasers of the Common Stock pursuant to the Agency Agreement and this Subscription Agreement;

      (c) "Closing Date" means March 30, 2007 or such other date as the Company and the Agent may agree pursuant to the Agency Agreement;

      (d) "Closing Time" means 9:00 a.m. (Vancouver time) on the Closing Date or such other time as the Company and the Agent may agree pursuant to the Agency Agreement;

      (e) "Common Stock" means the Shares being offered pursuant to the Offering;

      (f)   Reserved

      (g) "Financial Statements" means the audited annual financial statements of the Company as at and for the year ended November 30, 2006 and any subsequently filed interim or annual financial statements;

      (h)   "material" means material in relation to the Company;

      (i) "material change" means any change in the business, operations, assets, liabilities, ownership or capital of the Company (except the transactions contemplated herein) that would reasonably be expected to have a significant effect on the market price or value of the Common Stock and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of the decision by the board of directors is probable;

      (j)   "OTCBB" means the OTC Bulletin Board;

      (k) "Over-Subscription Option" means the option granted to the Agent pursuant to the terms of the Agency Agreement, exercisable up to 48 hours prior to the Closing, to sell up to an additional 1,000,000 Common Stock at the Purchase Price;

      (l) "Public Record" means all filings made by the Company with the SEC and which can be reviewed on the SEC's website (www.sec.gov);

      (m) "Purchasers" means all purchasers of the Common Stock including the Purchaser;

      (n)   "Regulation D" means Regulation D under the U.S. Securities Act;

      (o)   "SEC" means the United States Securities and Exchange Commission;

      (p) "Securities Commissions" means, collectively, the SEC and any state securities commission;

      (q) "Securities Laws" means, collectively, the applicable federal and state Securities Laws in the United States and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Securities Commissions;

      (r)   "Shares" means the shares of common stock of the Company;

      (s) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

      (t) "U.S. Person" means a "U.S. person" as that term is defined in Regulation S under the U.S. Securities Act;

      (u) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended; and

      (v) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

4. Delivery and Payment. The Purchaser agrees that the following shall be delivered to the Agent at the address and by the date and time set out on the face page hereof, or such other time, date or place as the U.S. Affiliate may advise:

      (a)   a completed and duly signed copy of this Subscription Agreement;

      (b) any other documents required by applicable Securities Laws which the U.S. Affiliate or the Agent or the Company requests; and

      (c) a certified check or bank draft made payable on or before the Closing Date (or such other date as the Agent may advise) in same day freely transferable U.S. funds in Vancouver, British Columbia to "Salman Partners Inc." representing the aggregate Purchase Price payable by the Purchaser for the Purchased Securities, or such other method of payment against delivery of the Purchased Securities as the Agent may accept.

      The Purchaser acknowledges and agrees that such other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company, the Agent and the U.S. Affiliate. The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser acknowledges and agrees that this offer, the Purchase Price and any other documents delivered in connection herewith will be held by the Agent until such time as the conditions referred to in section 7 below are satisfied by the Company or waived by the Agent.

5. Closing. The transactions contemplated hereby will be completed at the Closing at the offices of Borden Ladner Gervais LLP in Vancouver, British Columbia. The Purchaser acknowledges that the Purchased Securities will be available for delivery to it at the Closing against payment of the amount of the aggregate Purchase Price for the Purchased Securities.

      The Agent is hereby appointed as the Purchaser's agent to represent the Purchaser at the Closing for the purpose of all closing matters and deliveries of documents and Common Stock and is hereby authorized by the Purchaser for and on behalf of the Purchaser, to extend such time periods and modify or waive such conditions as may be contemplated herein or in the Agency Agreement or, in its absolute discretion, as it deems appropriate. Without limiting the generality of the foregoing, the Agent is specifically and exclusively authorized:

      (a) to waive representations and warranties, covenants or conditions contained in the Agency Agreement; and

      (b) to correct manifest errors or omissions in the information provided by the Purchaser in this Subscription Agreement and any other forms delivered by the Purchaser in connection with the transactions contemplated hereby.

      In addition, the Purchaser acknowledges and agrees that the Agent is entitled to exercise or not to exercise, in its absolute discretion, the rights of termination in the Agency Agreement.

      The Purchaser will take up, purchase and pay for the Purchased Securities at the Closing upon acceptance of this offer by the Company and the satisfaction by the Company, or waiver on behalf of the Purchaser by the Agent, of the conditions referred to in section 7 below.

6. Representations, Warranties and Covenants of the Company. By accepting this offer, the Company represents and warrants to the Purchaser as follows:

      (a) the Company and its subsidiaries have been duly incorporated and are validly subsisting under the laws of their jurisdiction of organization and the Company has all requisite corporate power and capacity to enter into, and carry out its obligations under, this Subscription Agreement;

      (b) on the Closing Date, the Company will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement;

      (c) the authorized capital of the Company consists of 50,000,000 shares of common stock, and 5,000,000 shares of preferred stock of which 13,701,050 shares of common stock were issued as of March 29, 2007 (and none were reserved for issuance upon conversion of outstanding convertible securities as at March 29, 2007). All the outstanding Shares of the Company are fully paid and non assessable;

      (d)   the outstanding Shares are quoted for trading on the OTCBB;

      (e) no order ceasing or suspending trading in the securities of the Company nor prohibiting the sale of such securities has been issued to the Company or its directors, officers or promoters and, to the best of the knowledge of the Company, no investigations or proceedings for such purposes are pending or threatened;

      (f) the Company has full corporate power and authority to undertake the Offering to issue Common Stock, and at the Closing Time, the Common Stock will be duly and validly authorized, allotted and issued as fully paid and non-assessable Shares;

      (g) the Company and its subsidiaries are the beneficial owners of or have the right to acquire the interests in, or have a valid leasehold interest in, the properties, business and assets referred to in the Public Record and except as disclosed in the Public Record, any and all agreements pursuant to which the Company or its subsidiaries holds or will hold any such interest in property, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statutes and regulations of the jurisdictions in which they are situated;

      (h) the Public Record is in all material respects accurate and omits no material facts, the omission of which makes the Public Record or any particulars therein, misleading or incorrect at the time such statements were made;

      (i) no actions, suits, claims, inquiries or proceedings are pending or, to the knowledge of the Company, are contemplated or threatened to which the Company or its subsidiaries is a party or to which the property of the Company or its subsidiaries is subject that would result in any material adverse change in the operations, business or condition (financial or otherwise) of the Company or its subsidiaries;

      (j) the Financial Statements present fairly, in all material respects, the financial position of the Company and its subsidiaries on a consolidated basis as at the dates set out therein and the results of their operations and the changes in their financial position for the periods then ended, in accordance with United States generally accepted accounting principles;

      (k) except in each case as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company or its subsidiaries, as set forth in the Financial Statements, and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Company or its subsidiaries, since November 30, 2006;

      (l) to the best of the Company's knowledge, the Company and its subsidiaries have conducted and are conducting their businesses in material compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their businesses are carried on and holds all material licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted or as proposed to be conducted, and all such licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Company nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, registration, permit, consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Company or its subsidiaries;

      (m) the Company has taken or will take all steps as may be necessary for it to comply with the requirements of the applicable Securities Laws in respect of the issuance of Common Stock pursuant to prospectus and registration exemptions of such Securities Laws and as contemplated by this Subscription Agreement;

      (n) the Company has filed with the SEC all documents that it is required to file under the U.S. Exchange Act for the past twelve months;

      (o) the issue of the Common Stock will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Company or to which the Company is subject;

      (p) the Company is not currently a party to any registration rights or similar agreements in respect of its Shares;

      (q) there are no judgments against the Company or any of its subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Company or any of its subsidiaries is subject;

      (r) the Company and its subsidiaries have filed all federal, state, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable;

      (s) there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, there are no audits of any of the tax returns of the Company or its subsidiaries which are known by the Company's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any government agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company or its subsidiaries;

      (t) to the best of the Company's knowledge, the Company owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of the Company now conducted and proposed to be conducted, without any conflict with or infringement of the rights of others. The Company has received no communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company has applied for patents in respect of all material proprietary intellectual property used in connection with its business, and is not aware of any reason why such patents will not be granted by the relevant authorities in the ordinary course. Neither the execution or delivery of this Agreement nor the carrying on of the business of the Company by the employees of the Company, nor the conduct of the business of the Company will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated; and

      (u) the Company is not, and will not be following the sale of the Common Stock, an investment company under the United States Investment Company Act of 1940, as amended.

The Company covenants and agrees with the Purchaser as follows:

      (a) the Company will comply with all filing and other disclosure requirements under all applicable Canadian and United States Securities Laws arising in respect of the Offering, including filing a Form D in the United States within 15 days of the first sale in the United States;

      (b) the Company will maintain the listing of its Shares on the OTCBB (or a more senior stock exchange in North America) for a period of 12 months from the Closing Date;

      (c) the Company will (i) file a registration statement with the SEC to register the resale of all of the Common Stock sold in the Offering within 150 days of the Closing Date (the "Filing Date");
            (ii) have such registration statement declared effective by the SEC within 150 days of the Closing Date (the "Effective Date") and maintain the effectiveness of such registration statement for a minimum of two years from the Effective Date. If such registration statement has not been filed by the Filing Date or declared effective by the staff of the SEC by the Effective Date, the Purchaser will be issued an additional 4% of the total Common Stock purchased hereunder for no additional consideration. In addition, the Purchaser will be issued an additional 0.75% of the total Common Stock purchased hereunder by the Company for each calendar month from the Filing Date or Effective Date, as applicable, until the date the registration statement is filed with the SEC and the Common Stock become freely tradeable in the United States, as applicable; and

      (d) the Company will use commercially reasonable efforts to obtain all required approvals in respect of the Offering prior to the Closing Date.

7. Conditions of Closing. The obligations of the Purchaser to complete the purchase of the Common Stock as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in the Agency Agreement except those conditions that are waived by the Agent.

      The obligations of the Company to complete the purchase of the Common Stock as contemplated hereby shall be conditional upon:

      (a) the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) signing and returning to the Company or the U.S. Affiliate all relevant documentation required by applicable Securities Laws;

      (b) the representations and warranties of the Purchaser contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date;

      (c) the sale of the Common Stock to the Purchaser being exempt from any registration, prospectus and offering memorandum requirements of all applicable Securities Laws;

      (d) the Purchaser's completion and submission to the Company of such additional undertakings, questionnaires and documents as any securities regulatory authorities may request in connection with the issue and sale of the Common Stock to the satisfaction of the Company and/or regulatory authority; and

      (e) all of the covenants and obligations of the Purchaser to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed.

8. Acceptance or Rejection. The Company will have the right to accept or reject this offer in whole or in part at any time at or prior to the Closing Time. The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchased Securities to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction. The Company will be deemed to have accepted this offer upon the Company's execution of the acceptance form at the end of this Agreement and the delivery at the Closing of the certificates representing the Purchased Securities to or upon the direction of the Agent in accordance with the provisions hereof.

9. Purchaser's Representations and Warranties. The Purchaser represents and warrants to the Company, the Agent and the U.S. Affiliate, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

      (a) Authorization and Effectiveness. If the Purchaser is a
            -----------------------------------
            corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is an individual, partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Company, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and will not result in a violation of any of the Purchaser's constating documents or any agreement to which the Purchaser is a party or by which it is bound;

      (b) Residence. The Purchaser is a resident of the jurisdiction referred to under "Name and Address of Purchaser" set out on the face page hereof;

      (c) Purchasing as Principal. Except to the extent contemplated herein, the Purchaser is purchasing the Purchased Securities as principal (as defined in applicable Securities Laws), for its own account and not for the benefit of any other person;

      (d) Purchasing for Investment Only. Except to the extent contemplated herein, the Purchaser is purchasing the Purchased Securities for investment purposes only and not with a view to resale or distribution in violation of United States federal or state Securities Laws or other applicable Securities Laws;

      (e) Purchasing as Agent or Trustee. In the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchased Securities for whom the Purchaser is acting, is purchasing its Purchased Securities as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution in violation of United States federal or state Securities Laws or other applicable Securities Laws, and the beneficial purchaser is properly described in subparagraph (f) below, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

      (f) Accredited Investor. The Purchaser is (initial all applicable responses):

          _______ A corporation or a partnership with total assets in excess of $5,000,000.

          _______ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint network together with his/her spouse, exceeds $1,000,000.

          _______ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D.

          _______ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year.

          _______ A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above.

      (g) Company or Unincorporated Organization. If the Purchaser, or any beneficial purchaser referred to in subparagraph (e) above, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser or such beneficial purchaser was not incorporated or created solely, nor is it being used primarily, to permit purchases without a prospectus under applicable law;

      (h) Public Record. The Purchaser has had the opportunity to review the Company's Public Record. The Purchaser understands that the Company's officers will answer any questions the Purchaser may have concerning the Public Record or the Company. The Purchaser also understands that there are substantial risks concerning an investment in the Purchased Securities. The offering and sale of the Purchased Securities to the Purchaser were not made as a result of any "general solicitation" or "general advertising", as such terms are defined in Regulation D, and, except for this Subscription Agreement, the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale were a term sheet, copies of news releases issued by the Company and other publicly available documents, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document and have not been independently verified by the Agent;

      (i) No Undisclosed Information. The Purchased Securities are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Purchased Securities has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company, the Agent or any other person other than as set out in this Subscription Agreement and the Agency Agreement and the decision is otherwise based entirely upon currently available public information concerning the Company;

      (j) Investment Suitability. The Purchaser has obtained, to the extent it deems necessary, its own professional advice with respect to the risks inherent in the investment in the Purchased Securities, and the suitability of the investment in the Purchased Securities in light of its financial condition and investment needs; and the Purchaser, and any beneficial purchaser referred to in subparagraph (e) above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchased Securities and is able to bear the economic risk of loss of such investment;

      (k) U.S. Restrictive Legend. The Purchaser understands and acknowledges that upon the original issuance of the Purchased Securities, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state Securities Laws, certificates representing the Purchased Securities and all certificates issued in exchange therefor or in substitution thereof, may bear the following legend:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR ARE OFFERED AND SOLD (I) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (II) IN ANOTHER

                  TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF AN EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY, AS TO THE AVAILABILITY OF SUCH EXEMPTION."

            provided, that, if any of the Purchased Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Company's transfer agent of an opinion of counsel or other evidence reasonably satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state Securities Laws;

      (l) Restrictions on Transfer. The Purchaser understands and agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Purchased Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless (i) such securities are registered under the U.S. Securities Act and any applicable state Securities Laws,
            (ii) are offered or sold outside the United States in accordance with the provisions of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, or
            (iii) in another transaction that does not require registration under the U.S. Securities Act or any applicable state Securities Laws, and the seller has, prior to such sale, furnished to the Company an opinion of counsel or other evidence of an exemption reasonably satisfactory to the Company as to the availability of such exemption; and

      (m) Absence of Certain Representations. No person has made to the Purchaser any written or oral representation:

            (i) that any person will resell or repurchase any of the Securities;

            (ii) that any person will refund the purchase price of any of the Securities; or

            (iii) as to the future price or value of the Securities.

      The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchased Securities under relevant securities legislation. The Purchaser further agrees that by accepting delivery of the Purchased Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they shall survive the purchase by the Purchaser of the Purchased Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchased Securities. The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

10. No Investigation by Agent. The Purchaser acknowledges and agrees that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The Purchaser further acknowledges and agrees that the Agent has not engaged in or conducted any independent investigation with respect to the Company or any such information.

11. Fee to the Agent. The Purchaser understands that, in connection with the issue and sale of the Common Stock, the Agent will receive from the Company, at Closing, a cash fee of 5% of the gross proceeds received by the Company from the sale of Common Stock and agent's warrants entitling the Agent to acquire, in the aggregate, that number of Shares equal to 5% of the number of Common Stock sold as contemplated in the Agency Agreement. Such agent's warrants will be exercisable at a price of $3.12 per Share for a period of 24 months after the Closing Date.

12. Purchaser's Expenses. The Purchaser acknowledges and agrees that except as otherwise provided herein or in the Agency Agreement, all costs and expenses incurred by the Purchaser (including any fees and disbursements of special counsel retained by the Purchaser) relating to the purchase of the Common Stock shall be borne by the Purchaser.

13. Resale Restrictions; Restrictions on Exercise. The Purchaser understands and acknowledges that the Securities will be subject to certain resale restrictions under applicable Securities Laws, the U.S. Securities Act and applicable State Securities Laws, and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and neither the Company nor the Agent are in any manner responsible) for complying with such restrictions.

14. Legal and Tax Advice. The Purchaser acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.

15. Additional Acknowledgements. The Purchaser acknowledges and agrees that:

      (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

      (b) there are risks associated with the purchase of the Purchased Securities;

      (c) except as otherwise set forth herein, it has relied solely upon publicly available information relating to the Company and not relied upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, the Agent or the U.S. Affiliate except as expressly set forth herein and such publicly available information having been delivered to the Purchaser without independent investigation or verification by the Agent or the U.S. Affiliate, and agrees that the Agent and the U.S. Affiliate and their counsel assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information and acknowledges that their counsel is acting as counsel to the Agent and the U.S. Affiliate and not as counsel to the Purchaser;

      (d) the Purchaser, or, where the Purchaser is not purchasing as principal, each beneficial purchaser, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

      (e) the Company may be required to provide to the applicable securities regulatory authorities a list setting forth the identities of the beneficial purchasers of the Purchased Securities;

      (f) notwithstanding that the Purchaser may be purchasing Common Stock as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Agent or the Company in order to comply with the foregoing;

      (g) until such time as the Common Stock have been registered under the U.S. Securities Act, they may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person, which definition includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States unless registered under the U.S. Securities Act and the Securities Laws of all applicable states or unless an exemption from such registration is available; and

      (h) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provision of any laws applicable to or constating documents of, the Purchasers or of any agreement, written or oral, to which the Purchaser may be a part or by which he or she is or may be bound.

16. No Revocation. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Company.

17. Indemnity. The Purchaser agrees to indemnify and hold harmless the Company, the Agent and the U.S. Affiliate and their respective directors, officers, employees, agents, advisers and stockholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company, the Agent or the U.S. Affiliate in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company, the Agent or the U.S. Affiliate in connection herewith.

18. Collection of Personal Information. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchasers) acknowledges and consents to the fact the Company, the Agent and the U.S. Affiliate are collecting the Purchaser's (and any beneficial purchaser's) personal information for the purpose of completing the Purchaser's subscription. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) acknowledges and consents to the Company, Agent and the U.S. Affiliate retaining the personal information for as long as permitted or required by applicable law or business practices. The Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) further acknowledges and consents to (i) the Company, the Agent or the U.S. Affiliate delivering to the regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial purchaser) including such Purchaser's (or beneficial purchaser's) full name, residential address and telephone number, the number of Shares purchased, the Purchase Price, the exemption relied on by the Purchaser and the date of distribution.

      The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for whom it is acting as agent.

19. Modification. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20. Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that this Subscription Agreement shall not be assignable by any party without the prior written consent of the other party.

21. Miscellaneous. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22. Governing Law/Arbitration. This Subscription Agreement shall be governed by and construed in accordance with the laws of Delaware and, to the extent it involves any United States statute, in accordance with the laws of the United States. Any dispute, claim or controversy involving this Subscription Agreement, or the circumstances surrounding the sale of the securities described in this Subscription Agreement shall be settled through binding arbitration in accordance with the National Arbitration Rules of the ADR Institute of Canada, Inc. in Toronto, Ontario.

23. Facsimile Subscriptions. The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Company of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

24. Entire Agreement and Headings. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

25. Time of Essence. Time shall be of the essence of this Subscription
Agreement.

26. Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

      IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the ____ day of ___________, 2007.






------------------------------------       -------------------------------------
Signature of Purchaser                     Name of Purchaser
(if an individual)                         (if not an individual)





____________________________________            Per: ___________________________
Name of Purchaser (if an individual)
                                              Title: ___________________________



                                   ACCEPTANCE

     The foregoing is acknowledged, accepted and agreed to this ____ day of __________, 2007


                                   SECURITY DEVICES INTERNATIONAL INC.


                                   Per:  ________________________
                                         Authorized Signatory

                                  SCHEDULE "C"

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.


                           AGENT'S WARRANT CERTIFICATE

                                                               Right to Purchase
                                                             99,925 Common Stock

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK OF
                       SECURITY DEVICES INTERNATIONAL INC.


            On the terms hereof, this is to certify that FOR VALUE RECEIVED, Salman Partners Inc., the registered holder hereof (the "Holder"), has the right to purchase at any time and from time to time, up to and including 5:00 p.m. (Vancouver time) on April 25, 2009 (the "Expiry Time"), 99,925 fully paid and non-assessable shares (the "Common Stock") without par value in the capital stock of Security Devices International Inc. (the "Company") as constituted on the date hereof at a purchase price of U.S.$2.81 per Common Share (the "Exercise Price"), on the terms and subject to adjustment as hereinafter set forth.

            The Company agrees that the Common Stock so purchased shall be and be deemed to be issued to the Holder as of the close of business on the date on which this Agent's Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid.

            Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Common Stock of the Company at any time after the Expiry Time, and from and after the Expiry Time, this Warrant and all rights hereunder shall be void and of no value.

            The above provisions are, however, subject to the following:

            SECTION 1. - In the event the Holder desires to exercise the right conferred hereby to purchase Common Stock in the capital of the Company, the Holder shall at or before the Expiry Time: (a) duly complete, execute and deliver to the Company a Subscription Form for such Common Stock in the form annexed hereto, together with any additional documentation required thereby, (b) surrender this Agent's Warrant Certificate to the Company at the address of the Company indicated in Section 16 hereof, and (c) pay the aggregate Exercise Price in respect of the Common Stock in the capital of the Company subscribed for either in cash, by bank draft or by certified cheque drawn on a Canadian chartered bank and payable to the Company. Upon such delivery, surrender and payment as aforesaid and subject to the provisions hereof, the Holder shall be deemed for all purposes to be a shareholder of record of the number of Common Stock in the capital of the Company to be so issued and the Holder shall be entitled to delivery of a certificate or certificates evidencing such shares (which certificates, as well as all certificates issued in exchange for or in substitution thereof, shall bear any applicable restrictive legends) and the

Company shall cause such certificate or certificates to be delivered to the Holder at the address specified in said Subscription Form within ten days of said surrender and payment as aforesaid.

            The Holder hereby acknowledges that these Warrants and the Common Stock issuable hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and that these Agent's Warrants may not be exercised in the United States or by or on behalf of a "U.S. person," as such term is defined in Regulation S under the U.S. Securities Act, nor may the Common Stock issuable hereunder be offered or sold in the United States unless a registration statement has been filed and is effective or unless an exemption from registration is available.

            SECTION 2. - The right to purchase Common Stock in the capital of the Company conferred hereby may be exercised in whole or in part. In the event that prior to the Expiry Time the Holder subscribes for and purchases any number of Common Stock which is less than the number of shares referred to in this Agent's Warrant Certificate, the Holder shall present the original of this Agent's Warrant Certificate to the Company and the Holder will be entitled to receive a further Agent's Warrant Certificate in respect of the Common Stock referred to in this Agent's Warrant Certificate but not subscribed for.

            SECTION 3. - The Holder may transfer this Warrant subject to the limitations noted on any legend appearing on this Agent's Warrant Certificate. Subject to the foregoing, a transferee shall, by surrendering this Agent's Warrant Certificate to the Company at the address of the Company indicated in
Section 16 hereof together with the Assignment completed by the Holder, be entitled to become a registered holder and to receive a new Agent's Warrant Certificate registered in the transferee's name in respect of the Common Stock referred to in this Agent's Warrant Certificate and not then subscribed for. Subject to the limitations noted on any legend on this Agent's Warrant Certificate, the Company shall cause the new Agent's Warrant Certificate to be delivered to the transferee at the address specified in the Assignment within ten days of said surrender as aforesaid.

            SECTION 4. - This Agent's Warrant Certificate may be exchanged for Agent's Warrant Certificates in any other denomination representing in the aggregate the same number of underlying Common Stock. The Holder may exercise this right by surrendering this Agent's Warrant Certificate, together with a written direction, to the Company at the address of the Company indicated in
Section 16 below and the Company shall cause the new Agent's Warrant Certificates to be delivered to the Holder at the address specified in such direction within ten days of said surrender as aforesaid.

            SECTION 5. - In case this Agent's Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company shall, upon the Holder complying with this Section 5, issue and deliver a new Agent's Warrant Certificate of like date and tenor in exchange for and in place of the one mutilated, lost, destroyed or stolen and upon surrender and cancellation of such mutilated Agent's Warrant Certificate or in substitution for such lost, destroyed or stolen Agent's Warrant Certificate. The applicant for the issue of a new Agent's Warrant Certificate pursuant to this Section 5 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Agent's Warrant Certificate so lost, destroyed or stolen as shall be reasonably satisfactory to the Company and such applicant may be required to furnish an indemnity in amount and form satisfactory to the Company.

            SECTION 6. - The holding of this Warrant shall not constitute the Holder a shareholder of the Company nor entitle the Holder to any right or interest in respect thereof except as herein expressly provided.

            SECTION 7. - The Company represents and warrants that:

            (a)   it is duly authorized to create and issue this Warrant;

            (b) this Warrant is a valid and enforceable obligation of the Company in accordance with the terms hereof;

            (c) it will take all such action as may be necessary to ensure that all Common Stock issuable hereunder, may be so issued without violation of any applicable requirements of any exchange or over-the-counter market upon which the Common Stock may be listed or in respect of which the Common Stock are qualified for unlisted trading privileges;

            (d) the issuance of certificates of Common Stock upon the exercise of the Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder; and

            (e) the Company will attend to all filings required to be made by the Company under applicable securities legislation in respect of the exercise of the Warrant in accordance with the terms hereof. For greater certainty, such requirement will not impose any obligation on the Company to file a prospectus or registration statement or similar document, or to become a reporting issuer or a registrant in any province, state or territory.

The Company covenants and agrees that it will cause the Common Stock subscribed for and purchased in the manner herein provided and the certificate or certificates evidencing such Common Stock to be duly issued and that, at all times prior to the Expiry Time, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of shares to satisfy the right of purchase herein provided for. All Common Stock which shall be issued upon the exercise of the right of purchase herein provided for, upon payment therefor of the aggregate Exercise Price for such Common Stock, shall be and be deemed to be fully paid and non-assessable and the Holder shall not be liable to the Company or its creditors in respect thereof.

            SECTION 8. - In Section 8 and Section 9:

            "Equity Shares" means the Common Stock and any shares of any class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding-up of the Company beyond a fixed sum or a fixed sum plus accrued dividends; and

            "Current Market Price" of the Common Stock at any date means the weighted average price per share at which the Common Stock have traded on such stock exchange or market on which the Common Stock are primarily traded as may be selected by the directors of the Company (acting in good faith) during any 20 consecutive trading days ending not more than 5 days immediately preceding such date. In the event the Common Stock are not listed on any stock exchange, the Current Market Price of the Common Stock shall be determined by the directors acting reasonably and in good faith.

            If at any time from April o, 2007 and prior to the Expiry Time and while this Warrant is outstanding there shall be a reclassification of the Common Stock outstanding at any time or a change of the Common Stock into other shares or securities, or any other capital reorganization except as described in
Section 9, or a consolidation, amalgamation or merger of the Company with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Stock or a change of the Common Stock into other shares or securities), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "Capital Reorganization"), should the Holder exercise thereafter its right to purchase Common Stock hereunder, the Holder shall be entitled to receive, and shall accept for the same aggregate consideration, in lieu of the number of Common Stock to which it was theretofore entitled upon the exercise of the right to purchase Common Stock hereunder, the kind and amount of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Stock to which it was theretofore entitled upon such exercise.

            If at any time from April o, 2007 and prior to the Expiry Time and while this Warrant is outstanding any adjustment in the Exercise Price shall occur as a result of:

            (i)   an event referred to in Subsection 9(a); or

            (ii) the fixing by the Company of a record date for an event referred to in Subsection 9(b),

then the number of Common Stock purchasable upon any subsequent exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent that any adjustment in subscription rights occurs pursuant to this Section 8 as a result of a distribution of exchangeable or convertible securities referred to in Subsection 9(a)(iii) other than Equity Shares or as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in Subsection 9(b), the number of Common Stock purchasable upon the exercise of the Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Stock which would be purchasable based upon the number of Common Stock actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

            SECTION 9. - The Exercise Price in effect at any date shall be subject to adjustment from time to time as follows:

      (a) If and whenever at any time from April o, 2007 and prior to the Expiry Time and while this Warrant is outstanding, the Company shall:

            (i) subdivide the outstanding Common Stock into a greater number of Common Stock,

            (ii) consolidate the outstanding Common Stock into a lesser number of Common Stock, or

            (iii) make any distribution, other than by way of a dividend in the ordinary course, to the holders of all or substantially all of the outstanding Common Stock payable in Common Stock or securities exchangeable for or convertible into Common Stock,

            (any of such events being called a "Common Share Reorganization"), the Exercise Price shall be adjusted effective after the effective date or record date, as the case may be, on which the holders of Common Stock are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Common Stock of the Company outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Stock outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Stock are distributed, the number of Common Stock that would have been outstanding had all such securities been exchanged for or converted into Common Stock on such record date. For purposes of this Subsection 9(a), "dividend in the ordinary course" means dividends having a value which does not exceed, in the aggregate, the greater of (i) 50% of the retained earnings of the Company as at the end of its immediately preceding fiscal year; and
            (ii) 100% of the aggregate consolidated net income of the Company determined before computation of extraordinary or unusual items, for its immediately preceding fiscal year.

      (b) If and whenever at any time from April o, 2007 and prior to the Expiry Time and while this Warrant is outstanding, the Company shall fix a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Stock under which such holders are entitled, during a period expiring not more than ninety days after the record date for such issue, to subscribe for or purchase Common Stock at a price per Common Share or having a conversion or exchange price per Common Share less than 95% of the Current Market Price per Common Share on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, the numerator of which shall be the total number of Common Stock outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate price of the total number of additional Common Stock offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, by such Current Market Price per Common Share, and of which the denominator shall be the total number of Common Stock outstanding on such record date plus the total number of additional Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible or exchangeable). Any Common Stock owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 9(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Subsection 9(b), the Exercise Price shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Stock actually issued and remaining issuable after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

            SECTION 10. - In any case in which it shall be required that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event,

      (a) issuing to the Holder, if the Warrant is exercised after such record date and before the occurrence of such event (the date of such exercise being herein referred to as the "Exercise Date"), the additional Common Stock issuable upon such exercise by reason of the adjustment required by such event, and

      (b) delivering to the Holder any distributions declared with respect to such additional Common Stock after such Exercise Date and before such event,

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing its right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Stock purchasable upon exercise of this Warrant and to such distributions declared with respect to any such additional Common Stock issuable on the exercise of this Warrant.

            The adjustments provided for herein are cumulative; shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent; and shall apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions hereof provided that, notwithstanding any other provision hereof, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect and no adjustment shall be made in the number of Common Stock purchasable on the exercise of the Warrant unless it would result in a change of at least one-hundredth of a share (provided, however, that any adjustments which by reason of this Section 10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

            In the event of any question arising with respect to the adjustments provided for herein such question shall be conclusively determined by a firm of chartered accountants (who may be the Company's auditors) appointed by the Company; such accountants shall have access to all necessary records of the Company and such determination shall, in the absence of manifest error, be binding upon the Company and the Holder.

            In case the Company after the date of this Warrant shall take any action affecting the Common Stock, other than an action described herein, which in the opinion of the directors of the Company would materially affect the rights of the Holder, the Exercise Price and/or the number of Common Stock purchasable upon exercise of this Warrant shall be adjusted, in such manner, if any, and at such time, by action by the directors, in their discretion as they may determine to be equitable in the circumstances. Failure of the directors to make an adjustment in accordance with this Section 10 shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

            If the Company shall set a record date to determine the holders of the Common Stock for the purpose of entitling them to receive any issue or distribution or for the issue of any rights, options or warrants and shall thereafter and before such distribution or issue to such shareholders legally abandon its plan to make such distribution or issue, then no adjustment in the Exercise Price or the number of Common Stock purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

            In the absence of a resolution of the directors fixing a record date for any of the events referred to in Subsection 9(b), the Company shall be deemed to have fixed as the record date therefor the date on which any of such events is effected.

            SECTION 11. - As a condition precedent to the taking of any action which would require an adjustment pursuant to Sections 8 or 9, the Company shall take any action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable all the Common Stock to which Holder is entitled to receive on the full exercise hereof in accordance with the provisions hereof.

            SECTION 12. - At least ten days prior to the effective date or record date, as the case may be, of any event which, if implemented, will require an adjustment in any of the subscription rights pursuant to this Warrant, including the Exercise Price and the number of Common Stock which are purchasable upon the exercise hereof, the Company shall give notice to the Holder of the particulars of such event and, if determinable and applicable, the required or anticipated adjustment and the computation of such adjustment.

            In case any adjustment for which a notice in this Section 12 has been given is not then determinable, the Company shall promptly after such adjustment is determinable give notice to the Holder of the adjustment and the computation of such adjustment.

            SECTION 13. - The Company covenants and agrees that at the expense of the Holder, it will do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such other acts, deeds and assurances as the Holder shall reasonably require for the better accomplishing and completion of the intentions and provisions of this Warrant.

            SECTION 14. - Time shall be of the essence hereof.

            SECTION 15. - This Warrant, any amendment, addendum, exhibit, supplement or other document relating hereto, and any and all disputes arising herefrom or related hereto, shall be governed by and construed in accordance with the internal laws of the Province of Ontario, and the federal laws of Canada applicable therein, governing disputes occurring, and contracts made and to be performed, wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute related to or arising from this Warrant.

            SECTION 16. - Any notice required or permitted to be given hereunder shall be in writing and may be given by delivery or by facsimile transmission of same addressed as follow:

            (i) if to the Company:

                  Security Devices International Inc.
                  120 Adelaide Street, Suite 2500
                  Toronto, Ontario  M5H 1T1

                  Attention: President
                  Fax #: (416) 787-5381

            (ii) if to the Holder, at the address shown on the first page of this Agent's Warrant Certificate.

            Any notice aforesaid shall, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a business day, and if not, on the next succeeding business day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. (Vancouver Time) at the point of delivery in which case it shall be deemed to have been given and received on the next business day. Any of such parties may change its address for service from time to time by notice given in accordance with the foregoing.

            SECTION 17. - This Warrant may be executed mechanically or by facsimile, and in such case shall be deemed to be an original. In addition, this Warrant shall enure to the benefit of the Holder and its successors and assigns and be binding upon the Company and its successors including successors by way of amalgamation.

IN WITNESS WHEREOF Security Devices International Inc. has caused this Agent's Warrant Certificate to be signed by a duly authorized signatory as of the 25th day of April 2007.

                                 SECURITY DEVICES INTERNATIONAL INC.


                                 By:  /s/ Sheldon Kales
                                      ----------------------------------------
                                      Sheldon Kales

                                SUBSCRIPTION FORM

TO:   SECURITY DEVICES INTERNATIONAL INC.

      The undersigned holder of the within warrant (the "Warrant") hereby subscribes for _____________ common shares (the "Common Stock") of Security Devices International Inc. (the "Company") referred to in the Warrant according to the conditions thereof and herewith makes payment of the purchase price for the said number of common shares, in the aggregate amount of $________________.

      The undersigned holder hereby represents and warrants that: (a) at the time of exercise of the Warrant it is not in the United States; (b) it is not a "U.S. person" (a "U.S. Person"), as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and it is not exercising the Warrant on behalf of a U.S. Person or a person in the United States; and (c) it did not execute or deliver this subscription form in the United States.

      The undersigned hereby directs that the common shares hereby subscribed for be issued and delivered as follows:

Name in Full                   Address in Full             Number of Shares





(Please state full names in which share certificates are to be issued, stating whether Mr., Mrs., Ms. or Miss is applicable. If any of the shares are to be issued to a person other than the Holder, the Holder must pay to the Company all exigible transfer taxes and/or fees)

      Dated this ________ day of __________________, 200__.



----------------------------        -----------------------------------
Witness                             Signature of Holder or Assignee


                                    -----------------------------------


                                    -----------------------------------
                                    Address of Holder or Assignee

Instructions For Subscription

      The above subscription form is to be signed by the Holder or the Assignee. The signature to the subscription as signed by the Holder must correspond in every particular with the name written upon the face of this Agent's Warrant Certificate or if the subscription is signed by the Assignee, must correspond in every particular with the name of the Assignee shown on the Assignment, which must accompany this subscription form.

      The above subscription form must be signed and accompanied by payment in Canadian funds of the subscription price specified in the Warrant by cash, certified cheque or bank draft payable to the Company at par and must be surrendered at the office of the Company, Security Devices International Inc., 120 Adelaide Street, Suite 2500, Toronto, Ontario M5H 1T1, at or before 5:00 p.m. (Vancouver time) on April o, 2009, at which time the right to subscribe will expire.

      No fractional common shares will be issued.

      Upon surrender and payment and otherwise subject to the terms of the Warrant, the Company will issue to the person named in the subscription form the number of common shares subscribed for and within ten days, deliver to such person at the address specified in the subscription form a certificate evidencing the common shares subscribed for. If the Holder subscribes for a lesser number of common shares than the number of common shares referred to in this Warrant, the Holder will be entitled to receive a further Agent's Warrant Certificate in respect of the common shares referred to in this Agent's Warrant Certificate but not subscribed for. All certificates representing the foregoing securities shall bear any applicable restrictive legends.

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto




--------------------------------------------------------------
(name and address of assignee)

the within Warrant and all rights represented thereby and does hereby irrevocably constitute and appoint ______________________________ as attorney of the undersigned to enter the same on the books of Security Devices International Inc. with full power of subscription hereunder.



      DATED the _________ day of _____________________, 200___.





------------------------------             ------------------------------
(Guarantor of Signature)                  (Signature of Holder)



                                          ------------------------------
                                          (Name of Holder (please print))


Instructions For Assignment

      The signature on the foregoing assignment must correspond with the name of the Holder as set forth on the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                                  SCHEDULE "D"

                              LEGAL OPINION MATTERS

1. The due incorporation and valid existence of the Company and its material subsidiaries ("Material Subsidiaries").

2. That each of the Company and the Material Subsidiaries has the corporate power and capacity to carry on its business as now carried on by it and to own its assets.

3.    The ownership of all the outstanding securities of the Material
      Subsidiaries.

4.    The authorized and issued share capital of the Company.

5. That each of the Agency Agreement, the Subscription Agreements and the Agent's Warrant Certificate (collectively, the "Documents") has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

6. That the execution and delivery of the Documents, the performance of the covenants of the Company thereunder, the compliance by the Company with the terms and conditions thereof and the issue and sale of the Common Stock, the issuance of the Agent's Warrants and the Agent Warrant Shares upon exercise of the Agent's Warrants, do not and will not conflict with the constating documents of the Company, any resolution of the directors or shareholders of the Company.

7. That the Common Stock and Agent's Warrants have been duly authorized, allotted and validly issued.

8. That the Common Stock, Agent's Warrants and Agent Warrant Shares have been validly authorized and allotted for issuance to the holders thereof, the Common Stock have been validly issued as fully paid and non-assessable common shares in the capital of the Company and, upon the exercise of the Agent's Warrants in accordance with its terms, including payment in full of the exercise price therefor, the Agent Warrant Shares will be validly issued as fully paid and non-assessable common shares in the capital of the Company.

9. That there is not, to the best of such counsel's knowledge, any action, suit or proceeding pending or threatened before any court, governmental agency or body, to which the Company or any of the Material Subsidiaries is a party or which any of their respective properties is subject, of which it is aware or in respect of which its advice or representation has been sought, other than those actions, suits or proceedings which have been previously disclosed to the Agent and are explicitly referred to in a schedule to such opinion.

10. That no prospectus, offering memorandum or other document is required under the securities laws of, and except as have been obtained or completed, no proceeding is required to be taken and no approval, consent or authorization of or filing with, any securities regulatory authority in the Offering Jurisdictions or the OTCBB is required in order to permit the issuance and sale of the Common Stock and Agent's Warrants, subject to certain specified conditions and exceptions.

11. That no prospectus, offering memorandum or other document is required under the securities laws of the Offering Jurisdictions, and except as have been obtained or completed, no proceeding is required to be taken and no approval, consent or authorization of or filing with the OTCBB or any securities regulatory authority in the Offering Jurisdictions is required in order to permit the issuance of the Agent Warrant Shares upon exercise of the Agent's Warrants.






                                       D-2